EXHIBIT 10.2

                                                                  EXECUTION COPY

                            364-DAY CREDIT AGREEMENT

                          dated as of December 1, 2005


                                      among


                              WHIRLPOOL CORPORATION

                              WHIRLPOOL EUROPE B.V.

                             WHIRLPOOL FINANCE B.V.

                         CERTAIN FINANCIAL INSTITUTIONS

                                       and

                                 CITIBANK, N.A.,
                   as Administrative Agent and Fronting Agent
                   ------------------------------------------

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                              as Syndication Agent
                              --------------------

                               ABN AMRO BANK N.V.,
                         THE ROYAL BANK OF SCOTLAND PLC
                                       and
                             BANK OF AMERICA, N.A.,
                             as Documentation Agents
                             -----------------------

                          CITIGROUP GLOBAL MARKETS INC.

                                       and

                          J.P. MORGAN SECURITIES INC.,
                      Lead Arrangers and Joint Bookrunners
                      ------------------------------------

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

    ARTICLE 1  DEFINITIONS........................................................................................1
         Section 1.01.        Definitions.........................................................................1
         Section 1.02.        Accounting Terms and Determinations................................................18

   ARTICLE 2  THE FACILITY.......................................................................................18
         Section 2.01.        Description of Facility............................................................18
         Section 2.02.        Availability of Facility; Required Payments........................................19
         Section 2.03.        Committed Advances.................................................................19
         Section 2.04.        Competitive Bid Advances...........................................................22
         Section 2.05.        Fronted Advance Subfacility........................................................26
         Section 2.06.        Fees...............................................................................28
         Section 2.07.        General Facility Terms.............................................................29
         Section 2.08.        Borrowing Subsidiaries; Additional Borrowing Subsidiaries..........................38
         Section 2.09.        Regulation D Compensation..........................................................39

    ARTICLE 3  CHANGE IN CIRCUMSTANCES...........................................................................39
         Section 3.01.        Taxes..............................................................................39
         Section 3.02.        Increased Costs....................................................................41
         Section 3.03.        Changes in Capital Adequacy Regulations............................................41
         Section 3.04.        Availability of Types and Currencies...............................................42
         Section 3.05.        Funding Indemnification............................................................42
         Section 3.06.        Mitigation of Additional Costs or Adverse Circumstances............................43
         Section 3.07.        Lender Statements; Survival of Indemnity...........................................43

    ARTICLE 4  GUARANTY..........................................................................................44
         Section 4.01.        Guaranty...........................................................................44
         Section 4.02.        Waivers............................................................................44
         Section 4.03.        Guaranty Absolute..................................................................44
         Section 4.04.        Continuing Guaranty................................................................45
         Section 4.05.        Delay of Subrogation...............................................................46
         Section 4.06.        Acceleration.......................................................................46
         Section 4.07.        Reinstatement......................................................................46

    ARTICLE 5  CONDITIONS PRECEDENT..............................................................................46
         Section 5.01.        Closing............................................................................46
         Section 5.02.        Effectiveness......................................................................48
         Section 5.03.        Initial Advance to Each Additional Borrowing Subsidiary............................48
         Section 5.04.        Each Extension of Credit...........................................................49

    ARTICLE 6  REPRESENTATIONS AND WARRANTIES....................................................................49
         Section 6.01.        Existence and Standing.............................................................50
         Section 6.02.        Authorization and Validity.........................................................50
         Section 6.03.        No Conflict; Government Consent....................................................50
         Section 6.04.        Financial Statements...............................................................50

                                       i

         Section 6.05.        Material Adverse Change............................................................51
         Section 6.06.        Taxes..............................................................................51
         Section 6.07.        Litigation and Contingent Obligations..............................................51
         Section 6.08.        ERISA..............................................................................51
         Section 6.09.        Accuracy of Information............................................................52
         Section 6.10.        Material Agreements................................................................52
         Section 6.11.        Compliance with Laws...............................................................52
         Section 6.12.        Public Utility Holding Company Act.................................................52
         Section 6.13.        Investment Company Act.............................................................52
         Section 6.14.        Environmental Matters..............................................................53
         Section 6.15         Proper Legal Form..................................................................53
         Section 6.16         Solvency...........................................................................53
         Section 6.17         Tax Shelter Regulations............................................................54
         Section 6.18         Representations of Dutch Borrowers.................................................54

    ARTICLE 7  COVENANTS.........................................................................................54
         Section 7.01.        Financial Reporting................................................................54
         Section 7.02.        Use of Proceeds....................................................................56
         Section 7.03.        Notice of Default..................................................................56
         Section 7.04.        Existence..........................................................................56
         Section 7.05.        Taxes..............................................................................56
         Section 7.06.        Insurance..........................................................................57
         Section 7.07.        Compliance with Laws...............................................................57
         Section 7.08.        Inspection.........................................................................57
         Section 7.09.        Consolidations, Mergers, Dissolution and Sale of Assets............................57
         Section 7.10.        Liens..............................................................................58
         Section 7.11.        Subsidiary Indebtedness............................................................60
         Section 7.12.        Leverage Ratio.....................................................................60
         Section 7.13.        Interest Coverage Ratio............................................................60
         Section 7.14.        Ownership of Borrowing Subsidiaries................................................60
         Section 7.15.        Transactions with Affiliates.......................................................61
         Section 7.16.        Limitation on Restricted Actions...................................................61
         Section 7.17.        Limitation on Negative Pledges.....................................................61
         Section 7.18.        Material Contracts.................................................................62

    ARTICLE 8  DEFAULTS..........................................................................................62
         Section 8.01.        Representations and Warranties.....................................................62
         Section 8.02.        Payment............................................................................62
         Section 8.03.        Covenants..........................................................................62
         Section 8.04.        Other Obligations..................................................................63
         Section 8.05.        Bankruptcy.........................................................................64
         Section 8.06.        Receivership, Etc..................................................................64
         Section 8.07.        Condemnation.......................................................................64
         Section 8.08.        Judgments..........................................................................64
         Section 8.09.        ERISA..............................................................................65
         Section 8.10.        Guaranty...........................................................................65
         Section 8.11.        Change of Control..................................................................65

                                       ii

    ARTICLE 9  ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES....................................................65
         Section 9.01.        Acceleration; Allocation of Payments after Acceleration............................65
         Section 9.02.        Judgment Currency..................................................................66
         Section 9.03.        Amendments.........................................................................67
         Section 9.04.        Preservation of Rights.............................................................68

    ARTICLE 10  GENERAL PROVISIONS...............................................................................68
         Section 10.01.       Survival of Representations........................................................68
         Section 10.02.       Governmental Regulation............................................................68
         Section 10.03.       Headings...........................................................................68
         Section 10.04.       Entire Agreement...................................................................69
         Section 10.05.       Several Obligations................................................................69
         Section 10.06.       Expenses; Indemnification..........................................................69
         Section 10.07.       Severability of Provisions.........................................................70
         Section 10.08.       Nonliability of Lenders............................................................70
         Section 10.09.       CHOICE OF LAW......................................................................70
         Section 10.10.       CONSENT TO JURISDICTION............................................................70
         Section 10.11.       WAIVER OF JURY TRIAL; WAIVER OF CONSEQUENTIAL DAMAGES..............................72
         Section 10.12.       Binding Effect; Termination........................................................72
         Section 10.13.       Confidentiality....................................................................72

    ARTICLE 11  THE AGENTS.......................................................................................73
         Section 11.01.       Appointment........................................................................73
         Section 11.02.       Powers.............................................................................73
         Section 11.03.       General Immunity...................................................................74
         Section 11.04.       No Responsibility for Loans, Recitals, etc.........................................74
         Section 11.05.       Action on Instructions of Lenders..................................................74
         Section 11.06.       Employment of Agents and Counsel...................................................75
         Section 11.07.       Reliance on Documents; Counsel.....................................................75
         Section 11.08.       Reimbursement and Indemnification..................................................75
         Section 11.09.       Rights as a Lender.................................................................75
         Section 11.10.       Lender Credit Decision.............................................................76
         Section 11.11.       Successor Administrative Agent/Fronting Agent......................................76

    ARTICLE 12  SETOFF; RATABLE PAYMENTS.........................................................................77
         Section 12.01.       Setoff.............................................................................77
         Section 12.02.       Ratable Payments...................................................................77

    ARTICLE 13  BENEFIT OF AGREEMENT; PARTICIPATIONS; ASSIGNMENTS; REPRESENTATION OF THE LENDERS.................78
         Section 13.01.       Successors and Assigns.............................................................78
         Section 13.02.       Participations.....................................................................78
         Section 13.03.       Assignments........................................................................79
         Section 13.04.       Dissemination of Information.........................................................
         Section 13.05.       Tax Treatment......................................................................81
         Section 13.06.       SPC's..............................................................................81
         Section 13.07        Representation of the Lenders......................................................81

                                      iii

    ARTICLE 14  NOTICES..........................................................................................82
         Section 14.01.       Giving Notice......................................................................82
         Section 14.02.       Change of Address..................................................................83

    ARTICLE 15  COUNTERPARTS.....................................................................................83

    ARTICLE 16  PATRIOT ACT NOTICE...............................................................................83


EXHIBITS
Exhibit A    -   Committed Note
Exhibit B    -   Competitive Bid Quote Request
Exhibit C    -   Invitation For Competitive Bid Quotes
Exhibit D    -   Competitive Bid Quote
Exhibit E    -   Assumption Agreement
Exhibit F    -   Assignment Agreement
Exhibit G    -   Compliance Certificate
Exhibit H    -   Committed Borrowing Notice
Exhibit I    -   Dollar Continuation/Conversion Notice
Exhibit J    -   Non-Dollar Continuation/Conversion Notice
Exhibit K    -   Fronted Borrowing Notice
Exhibit L    -   Competitive Borrowing Notice

SCHEDULES
Schedule I   -   Commitments
Schedule II  -   Eurocurrency Payment Offices of
                 the Administrative Agent
Schedule III -   MLA Cost
Schedule IV  -   Pricing Schedule
Schedule V   -   Notices

                            364-DAY CREDIT AGREEMENT

           This Credit Agreement, dated as of December 1, 2005, is among Whirlpool Corporation, a Delaware corporation, Whirlpool Europe B.V., a Netherlands corporation, Whirlpool Finance B.V., a Netherlands corporation, the other Borrowers from time to time party hereto, the Lenders from time to time party hereto, Citibank, N.A., as Administrative Agent for such Lenders, Citibank, N.A., as Fronting Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and ABN AMRO Bank, N.V., The Royal Bank of Scotland plc and Bank of America, N.A., as Documentation Agents.

           NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

          SECTION 1.01. DEFINITIONS.

          As used in this Credit Agreement:

               "Absolute Rate" means, with respect to a Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum offered by such Lender and accepted by the applicable Borrower pursuant to Section 2.04(f).

               "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the applicable Borrower at the same time and for the same Absolute Rate Interest Period.

               "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.04.

               "Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance or an Absolute Rate Loan, a period of not less than seven days commencing on a Business Day selected by the applicable Borrower pursuant to this Credit Agreement, but in no event extending beyond the scheduled Termination Date. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall, subject to the preceding sentence, end on the next succeeding Business Day.

               "Absolute Rate Loan" means a Loan which bears interest at an Absolute Rate.

               "Acquisition" means any transaction, or any series of related transactions, consummated on or after the date of this Credit Agreement, by which any Borrower or any Subsidiary of a Borrower (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, or (ii) directly or indirectly acquires (in one transaction or in a series of transactions) at least 25% (in number of votes) of the equity securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency).

               "Additional Borrowing Subsidiary" means any Subsidiary of Whirlpool duly designated by Whirlpool pursuant to Section 2.08 to request Advances hereunder, which Subsidiary shall have satisfied the conditions precedent set forth in Section 5.03.

               "Administrative Agent" means Citibank in its capacity as agent for the Lenders pursuant to Article 11, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article 11.

               "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to a Borrower of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, in the case of Fixed Rate Advances, for the same Interest Period and includes each of a Committed Advance and a Competitive Bid Advance and a Fronted Advance.

               "Affiliate" means with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlled" and "controlling" have meanings correlative to the foregoing.

               "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders hereunder (which, as of the Effective Date, is $500,000,000), as reduced from time to time pursuant to the terms hereof.

               "Aggregate Fronting Sublimit" means the aggregate of the Fronting Commitments of all the Fronting Lenders hereunder (which, as of the date of this Credit Agreement, is $200,000,000), as reduced from time to time pursuant to the terms hereof.

               "Agreed Currency" means, subject to Section 3.04, (i) Dollars,
          (ii) euros, (iii) Sterling and (iv) any other currency (A) which is freely transferable and convertible into Dollars, (B) in which deposits are customarily offered to banks in the London interbank market, (C) which a Borrower requests the Administrative Agent to include as an Agreed Currency hereunder and (D) which is acceptable to each Lender; provided that, for purposes of clause (iv) above, the Administrative Agent shall promptly notify each Lender of each such request and unless each Lender shall have agreed to each such request within five Business Days from the date of such notification by the Administrative Agent to such Lender, such Lender shall be deemed to have disagreed with such request.

               "Alternate Base Rate" means, on any date and with respect to all Floating Rate Advances, a fluctuating rate of interest per annum equal to the higher of (i) the Federal Funds Effective Rate most recently determined by the Administrative Agent plus 1/2 % per annum and (ii) the Prime Rate.

               "Article" means an article of this Credit Agreement unless another document is specifically referenced.

               "Assumption Agreement" means an agreement of a Subsidiary of Whirlpool addressed to the Lenders in substantially the form of Exhibit "E" hereto pursuant to which such Subsidiary agrees to become a "Borrower" and be bound by the terms and conditions of this Credit Agreement.

               "Authorized Officer" means (i) the Chairman of the Board of Whirlpool, (ii) the Executive Vice President and Chief Financial Officer of Whirlpool, (iii) the Vice President and Treasurer of Whirlpool and (iv) any other officer of Whirlpool authorized by resolution of the Board of Directors of Whirlpool to execute and deliver on behalf of Whirlpool this Credit Agreement or any other Loan Document.

               "Authorized Representative" means any Authorized Officer and any other officer, employee or agent of a Borrower designated from time to time as an Authorized Representative in a written notice from any Authorized Officer to the Administrative Agent.

               "Bankruptcy Code" means Title 11, United States Code, Sections 1 et seq., as the same may have been and may hereafter be amended from time to time, and any successor thereto or replacement therefor which may be hereafter enacted.

               "Borrower" means, individually, Whirlpool or any Borrowing Subsidiary, and "Borrowers" means collectively, Whirlpool and each Borrowing Subsidiary.

               "Borrowing Date" means a date on which an Advance is made hereunder.

               "Borrowing Subsidiary" means, individually, Whirlpool Europe, Whirlpool Finance or any Additional Borrowing Subsidiary, and "Borrowing Subsidiaries" means, collectively, Whirlpool Europe, Whirlpool Finance and each Additional Borrowing Subsidiary.

               "Business Day" means (i) with respect to any borrowing, payment or rate selection of Eurocurrency Committed Advances or Eurocurrency Bid Rate Advances and to any conversion of another Type of Advance into a Eurocurrency Committed Advance, a day other than Saturday or Sunday on which banks are open for business in New York City, on which dealings in Dollars are carried on in the London interbank market and, where funds are to be paid or made available in a currency other than Dollars, on which commercial banks are open for domestic and international business (including dealings in deposits in such currency) in both London and the place where such funds are to be paid or made available, (ii) with respect to any borrowing, payment or rate selection of Fronted Advances, a day other than Saturday or Sunday on which banks are open for business in London and (a) where funds are to be paid or made available in an Agreed Currency other than euros, a day on which commercial banks are open for domestic and international business (including dealings in deposits in such Agreed Currency) in the principal financial center of the country of such Agreed Currency and (b) where funds are to be paid or made available in euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer system is open for business and (iii) for all other purposes, a day other than Saturday or Sunday on which banks are open for business in New York City.

               "Capitalized Lease" means any lease in which the obligation for rentals with respect thereto is required to be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles.

               "Citibank" means Citibank, N.A. and its successors.

               "Closing Date" is defined in Section 5.01.

               "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

               "Commitment" means, for each Lender, the obligation of such Lender (a) to make Loans to the Borrowers under this Credit Agreement, or (b) to purchase Participation Interests in Fronted Advances in accordance with Section 2.05(f), in each case not exceeding the amount set forth on Schedule I hereto or as set forth in an applicable Assignment Agreement in the form of Exhibit "F" hereto received by the Administrative Agent under the terms of Section 13.03, as such amount may be modified from time to time pursuant to the terms of this Credit Agreement.

               "Committed Advance" means a borrowing hereunder consisting of the aggregate amount of the several Committed Loans made by the Lenders to the applicable Borrower at the same time, of the same Type and, in the case of Fixed Rate Advances, for the same Interest Period.

               "Committed Borrowing Notice" is defined in Section 2.03(e).

               "Committed Loan" means a Loan made by a Lender pursuant to
          Section 2.03.

               "Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the applicable Borrower at the same time, at the same interest basis, and for the same Interest Period.

               "Competitive Bid Borrowing Notice" is defined in Section 2.04(f).

               "Competitive Bid Loan" means a Eurocurrency Bid Rate Loan or an Absolute Rate Loan, as the case may be.

               "Competitive Bid Margin" means the margin above or below the applicable Eurocurrency Base Rate offered for a Eurocurrency Bid Rate Loan, expressed as a percentage to be added or subtracted from such Eurocurrency Base Rate.

               "Competitive Bid Quote" means a Competitive Bid Quote substantially in the form of Exhibit "D" hereto completed and delivered by a Lender to the Administrative Agent in accordance with
          Section 2.04(d).

               "Competitive Bid Quote Request" means a Competitive Bid Quote Request substantially in the form of Exhibit "B" hereto completed and delivered by a Borrower to the Administrative Agent in accordance with
          Section 2.04(b).

               "Consolidated EBIT" means, for any period, the consolidated net income of Whirlpool and its Consolidated Subsidiaries for such period (as determined in accordance with generally accepted accounting principles) plus (i) an amount, which in the determination of such net income has been deducted for (a) Consolidated Interest Expense for such period, (b) taxes in respect of, or measured by, income or excess profits of Whirlpool and its Consolidated Subsidiaries for such period and (c) without duplication, identifiable and verifiable non-cash, non-recurring pre-tax charges taken by Whirlpool during such period plus (or minus) (ii) to the extent included in the determination of such net income (x) losses (or income) from discontinued operations for such period and (y) losses (or gains) from the effects of accounting changes during such period.

               "Consolidated EBITDA" means, for any period, the consolidated net income of Whirlpool and its Consolidated Subsidiaries for such period (as determined in accordance with generally accepted accounting principles) plus (i) an amount, which in the determination of such net income has been deducted for (a) Consolidated Interest Expense for such period, (b) taxes in respect of, or measured by, income or excess profits of Whirlpool and its Consolidated Subsidiaries for such period, (c) without duplication, identifiable and verifiable non-cash, non-recurring pre-tax charges taken by Whirlpool during such period and (d) depreciation and amortization expense for such period plus (or minus) (ii) to the extent included in the determination of such net income (x) losses (or income) from discontinued operations for such period and (y) losses (or gains) from the effects of accounting changes during such period.

               "Consolidated Interest Expense" means, for any period, the consolidated interest expense of Whirlpool and its Consolidated Subsidiaries for such period (as determined in accordance with generally accepted accounting principles).

               "Consolidated Subsidiary" means, at any date as of which the same is to be determined, any Subsidiary the accounts of which would be consolidated with those of Whirlpool in its consolidated financial statements if such statements were prepared as of such date in accordance with generally accepted accounting principles.

               "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Whirlpool or any of its Subsidiaries, are treated as a single employer under
          Section 414 of the Code.

               "Credit Agreement" means this 364-Day Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time.

               "Default" means an event described in Article 8.

               "Documentation Agent" means any of ABN AMRO Bank N.V., The Royal Bank of Scotland plc or Bank of America, N.A., in each case, so long as it is a Lender under this Credit Agreement.

               "Dollar Amount" of any currency at any date means (i) the amount of such currency if such currency is Dollars or (ii) the equivalent amount of Dollars if such currency is any currency other than Dollars, calculated at approximately 11:00 a.m. (London Time) as set forth on the applicable Telerate Screen on the date of determination; provided that if more than one rate is listed then the applicable conversion rate shall be the arithmetic average of such rates. If for any reason such conversion rates are not available, the Dollar Amount shall be calculated using the arithmetic average of the spot buying rates for such currency in Dollars as quoted to the Administrative Agent or the Fronting Agent by three foreign exchange dealers of recognized standing in the United States selected by the Administrative Agent or the Fronting Agent at approximately 11:00 a.m. (London time) on any date of determination. The Dollar Amount of each Advance shall be established two Business Days prior to the first day of each Interest Period with respect thereto.

               "Dollar Continuation/Conversion Notice" is defined in Section 2.03(f).

               "Dollars" and "$" each mean lawful money of the United States of America.

               "Dutch Banking Act" means the Credit System Supervision Act 1992 (Wet toezicht kredietwezen 1992).

               "Dutch Borrower" means each Borrower that is incorporated or established in The Netherlands.

               "Dutch Exemption Regulation" means the Exemption Regulation relating to the Credit System Supervision Act 1992
          (Vrijstellingsregeling Wet toezicht kredietwezen 1992) dated 26 June 2002.

               "Effective Date" is defined in Section 5.02.

               "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

               "euro" means the common currency of participating members of the European Community.

               "Eurocurrency Auction" means a solicitation of Competitive Bid Quotes setting forth Competitive Bid Margins pursuant to Section 2.04.

               "Eurocurrency Base Rate" means, (i) with respect to (a) a Eurocurrency Committed Advance or a Eurocurrency Committed Loan and
          (b) a Eurocurrency Bid Rate Advance or a Eurocurrency Bid Rate Loan, in each case denominated in a particular Agreed Currency (pursuant to Sections 2.01 and 2.04) for the relevant Eurocurrency Interest Period:
          (1) the rate per annum equal to the rate (determined by the Administrative Agent in the case of a Eurocurrency Committed Advance or a Eurocurrency Committed Loan) to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in such Agreed Currency (for delivery on the first day of such Eurocurrency Interest Period) with a term equivalent to such Eurocurrency Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, or (2) if the rate referenced in the preceding clause (1) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate (determined by the Administrative Agent in the case of a Eurocurrency Committed Advance or a Eurocurrency Committed Loan) to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in such Agreed Currency (for delivery on the first day of such Eurocurrency Interest Period) with a term equivalent to such Eurocurrency Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, or (3) in the case of a Eurocurrency Committed Advance or a Eurocurrency Committed Loan, if the rates referenced in the preceding clauses (1) and (2) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in such Agreed Currency for delivery on the first day of such Eurocurrency Interest Period in same day funds in the approximate amount of the Eurocurrency Loan being made, continued or converted by Citibank and with a term equivalent to such Eurocurrency Interest Period would be offered by Citibank's London Branch to major banks in the offshore Agreed Currency market at their request at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period and (ii) with respect to a Fronted Advance or a Fronted Loan, the rate per annum determined by the Fronting Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in such Agreed Currency for delivery on the first day of such Eurocurrency Interest Period in same day funds in the approximate amount of the Eurocurrency Loan being made, continued or converted by Citibank and with a term equivalent to such Eurocurrency Interest Period would be offered by Citibank's London Branch to major banks in the offshore Agreed Currency market at their request at approximately 11:00 A.M. (London time) on the first day of such Eurocurrency Interest Period. The Eurocurrency Base Rate shall be rounded upward to the next 1/100 of 1%.

               "Eurocurrency Bid Rate" means, with respect to a Loan made by a given Lender for the relevant Eurocurrency Interest Period, the sum of
          (i) the Eurocurrency Base Rate and (ii) the Competitive Bid Margin offered by such Lender and accepted by the applicable Borrower pursuant to Section 2.04(f).

               "Eurocurrency Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurocurrency Bid Rate.

               "Eurocurrency Bid Rate Loan" means a Competitive Bid Loan which bears interest at a Eurocurrency Bid Rate.

               "Eurocurrency Committed Advance" means an Advance which bears interest at a Eurocurrency Rate requested by a Borrower pursuant to
          Section 2.03.

               "Eurocurrency Committed Loan" means a Loan which bears interest at a Eurocurrency Rate requested by a Borrower pursuant to Section 2.03.

               "Eurocurrency Interest Period" means, (i) with respect to a Eurocurrency Committed Advance, a Eurocurrency Committed Loan, a Eurocurrency Bid Rate Advance or a Eurocurrency Bid Rate Loan, a period of one, two, three or six months commencing on a Business Day selected by a Borrower pursuant to this Credit Agreement and (ii) with respect to a Fronted Advance or a Fronted Loan, a period of one to seven days commencing on a Business Day selected by Whirlpool or Whirlpool Finance, as applicable, pursuant to Section 2.05(e) of this Credit Agreement. Except with respect to Fronted Advances and Fronted Loans, such Eurocurrency Interest Period shall end on (but exclude) the day which corresponds numerically to such date of commencement one, two, three or six months thereafter, but in no event later than the scheduled Termination Date; provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurocurrency Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. With respect to Fronted Advances and Fronted Loans, such Eurocurrency Interest Period shall end on a day that is the selected number of days from the beginning of such Eurocurrency Interest Period, but in no event later than the scheduled Termination Date. If a Eurocurrency Interest Period would otherwise end on a day which is not a Business Day, such Eurocurrency Interest Period shall end on the next succeeding Business Day; provided, however, except with respect to Fronted Advances and Fronted Loans, if said next succeeding Business Day falls in a new month, such Eurocurrency Interest Period shall end on the immediately preceding Business Day.

               "Eurocurrency Loan" means a Eurocurrency Committed Loan, a Eurocurrency Bid Rate Loan or a Fronted Loan, as applicable.

               "Eurocurrency Margin" means a rate per annum determined in accordance with the Pricing Schedule.

               "Eurocurrency Payment Office" means (i) with respect to the Administrative Agent for each of the Agreed Currencies (a) the office, branch or affiliate of the Administrative Agent specified as its "Eurocurrency Payment Office" for such currency in Schedule II hereto or (b) such other office, branch, affiliate or correspondent bank of the Administrative Agent as it may from time to time specify to each Borrower and each Lender as its Eurocurrency Payment Office for such currency and (ii) with respect to the Fronting Agent for each of the Agreed Currencies (a) the office, branch or affiliate of the Fronting Agent specified as its "Eurocurrency Payment Office" for such currency in Schedule II hereto or (b) such other office, branch, affiliate or correspondent bank of the Fronting Agent as it may from time to time specify to each Borrower and each Lender as its Eurocurrency Payment Office for such currency.

               "Eurocurrency Rate" means, (i) with respect to a Eurocurrency Committed Advance or a Eurocurrency Committed Loan for each day during the relevant Eurocurrency Interest Period, the sum of (a) the Eurocurrency Base Rate applicable to such Eurocurrency Interest Period plus (b) the Eurocurrency Margin for such day plus (c) the applicable MLA Cost and (ii) with respect to a Fronted Advance or a Fronted Loan for each day during the relevant Eurocurrency Interest Period, the sum of (a) the Eurocurrency Base Rate applicable to such Eurocurrency Interest Period plus (b) the Eurocurrency Margin for such day plus (c) the applicable MLA Cost.

               "European Community" means the European countries that are signatories to the Treaty on European Union.

               "European Economic Area member state" means Austria, Belgium, Cyprus, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, United Kingdom, Iceland, Norway and Liechtenstein.

               "Facility Fee Rate" means a rate per annum determined in accordance with the Pricing Schedule.

               "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum (rounded upwards to the nearest 1/100%) equal for each day during such period to (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York; or (ii) if such rate is not so published for any day which is a Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to Citibank on such day on such transactions as determined by the Administrative Agent.

               "Fixed Rate" means the Eurocurrency Rate, the Eurocurrency Bid Rate or the Absolute Rate.

               "Fixed Rate Advance" means an Advance which bears interest at a Fixed Rate.

               "Fixed Rate Loan" means a Loan which bears interest at a Fixed Rate.

               "Floating Rate Advance" means an Advance which bears interest at the Alternate Base Rate.

               "Floating Rate Loan" means a Loan which bears interest at the Alternate Base Rate.

               "Foreign Borrower" is defined in Section 10.11(b).

               "Foreign Subsidiary" means a Subsidiary of Whirlpool that is organized and domiciled (and the majority of whose assets are located) outside of the United States of America.

               "Fronted Advance" means a borrowing hereunder consisting of the aggregate amount of the several Fronted Loans made by the Fronting Lenders to Whirlpool or Whirlpool Finance, as applicable, at the same time, of the same Type and for the same Interest Period.

               "Fronted Loan" means a Loan made by a Lender pursuant to Section 2.05.

               "Fronting Agent" means Citibank, N.A. in its capacity as fronting agent for the Lenders pursuant to Article 11, and not in its individual capacity as a Lender, and any successor Fronting Agent appointed pursuant to Article 11.

               "Fronted Borrowing Notice" is defined in Section 2.05(e).

               "Fronting Commitment" means, for each Fronting Lender, the obligation of such Lender to make Fronting Loans to Whirlpool and Whirlpool Finance not exceeding the amount set forth on Schedule I hereto or as set forth in an applicable Assignment Agreement in the form of Exhibit "F" hereto received by the Administrative Agent under the terms of Section 13.03, as such amount may be modified from time to time pursuant to the terms of this Credit Agreement.

               "Fronting Lender" means each Lender that has a Fronting
          Commitment.

               "Guaranteed Obligations" is defined in Section 4.01.

               "Guaranty" of any Person means any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any creditor of such other Person against loss, and shall include, without limitation, the contingent liability of such Person under or in relation to any letter of credit (or similar instrument), but shall exclude endorsements for collection or deposit in the ordinary course of business.

               "Indebtedness" means, without duplication, with respect to each Borrower and each Subsidiary of a Borrower, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of any of its Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from any Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) obligations under Capitalized Leases which would be shown as a liability on a balance sheet of such Person, (vi) net liabilities under any agreement, device or arrangement designed to protect at least one of the parties thereto from the fluctuation of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions (including any cancellation, buy back, reversal, termination or assignment thereof), and (vii) Indebtedness of another Person for which such Person is obligated pursuant to a Guaranty.

               "Interest Coverage Ratio" means, as of any date of calculation thereof, the ratio of (i) Consolidated EBIT for the twelve month period ending on such date to (ii) Consolidated Interest Expense for the twelve month period ending on such date.

               "Interest Period" means a Eurocurrency Interest Period or an Absolute Rate Interest Period.

               "Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of Exhibit "C" hereto, completed and delivered by the Administrative Agent to the Lenders in accordance with Section 2.04(c).

               "Lenders" means the financial institutions listed on the signature pages of this Credit Agreement and their respective successors and assigns.

               "Lending Installation" means any office, branch, subsidiary or affiliate of any Lender or the Administrative Agent or the Fronting Agent.

               "Leverage Ratio" means, as of any date of calculation thereof, the ratio of (i) consolidated Indebtedness of Whirlpool and its Consolidated Subsidiaries on such date to (ii) Consolidated EBITDA for the twelve month period ending on such date.

               "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

               "Loan" means, with respect to a Lender, such Lender's portion, if any, of any Advance.

               "Loan Documents" means this Credit Agreement, each Note and the Assumption Agreements.

               "Material Adverse Effect" means a material adverse effect on (i) the business, Property, condition (financial or otherwise) or results of operations of Whirlpool and its Subsidiaries taken as a whole, (ii) the ability of any Borrower to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder.

               "Material Subsidiary" means a Subsidiary of Whirlpool that would constitute a "Significant Subsidiary" under and as defined in Regulation S-X promulgated by the Securities and Exchange Commission.

               "Maytag Corporation" means Maytag Corporation, a Delaware corporation.

               "MLA Cost" means an addition to the interest rate on any Loan made by any Lender to compensate such Lender for the cost imputed to the Lender resulting from the imposition from time to time under or pursuant to the Bank of England Act 1998 (the "Act") and/or by the Bank of England and/or the Financial Services Authority ("FSA") (or other United Kingdom governmental authorities or agencies) of a requirement to place non-interest bearing cash ratio deposits or special deposits (whether interest bearing or not) with the Bank of England and/or fees to the FSA calculated by reference to liabilities used to fund the Loans, expressed as a rate per annum and determined in accordance with Schedule III.

               "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which any Borrower or other member of the Controlled Group is a party and to which more than one employer is obligated to make contributions.

               "Non-Dollar Continuation/Conversion Notice" is defined in Section 2.03(g).

               "Non-Recourse Obligations" of a Person means Indebtedness of such Person (i) incurred to finance the acquisition of property which property is subject to a Lien securing such Indebtedness and generates rentals or other payments sufficient to pay the entire principal of and interest on such Indebtedness on or before the date or dates for payment thereof, (ii) which does not constitute a general obligation of such Person but is repayable solely out of the rentals or other sums payable with respect to the property subject to the Lien securing such Indebtedness and the proceeds from the sale of such property because the holder of such Indebtedness (hereinafter called the "Holder") shall have agreed in writing at or prior to the time such Indebtedness is incurred that (A) such Person shall not have any personal liability whatsoever (other than for (I) rentals or other sums received by such Person which are subject to the Lien securing such Indebtedness, (II) any other rights assigned to the Holder, (III) the proceeds from any sale or other disposition of the property subject to the Lien securing such Indebtedness and (IV) breach by such Person of any customary representation or warranty (such as a warranty as to ownership of property or a warranty of quiet enjoyment)), either in its capacity as the owner of the property or in any other capacity, to the Holder for any amounts payable with respect to such Indebtedness and that such Indebtedness does not constitute a general obligation of such Person, (B) the Holder shall look for repayment of such Indebtedness and the payment of interest thereon and all other payments with respect to such Indebtedness solely to the rentals or other sums payable with respect to the property subject to the Lien securing such Indebtedness and the proceeds from the sale of such property, and (iii) to the extent the Holder may legally do so, the Holder waives any and all rights it may have to make the election provided under 11 U.S.C. 1111(b)(l)(A) or any other similar or successor provisions against such Person.

               "Note" means a promissory note in substantially the form of Exhibit "A" hereto, with appropriate insertions, duly executed and delivered to the Administrative Agent by the applicable Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

               "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans and the Notes, all accrued and unpaid fees, all obligations of Whirlpool under Article 4 and all other reimbursements, indemnities or other obligations of the Borrowers to any Lender, the Administrative Agent or the Fronting Agent arising under the Loan Documents.

               "Off-Balance Sheet Obligations" means, with respect to each Borrower and each Subsidiary of a Borrower, (i) the principal portion of such Person's obligations under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product and (ii) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person.

               "Original Borrowers" is defined in Section 5.01.

               "Participant" is defined in Section 13.02.

               "Participation Interest" means a purchase by a Lender of a participation in Fronted Advances as provided in Section 2.05(f).

               "Payment Date" means the last Business Day of each March, June, September and December.

               "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

               "Person" means any corporation, natural person, firm, joint venture, partnership, limited liability company, trust, unincorporated organization, enterprise, government or any department or agency of any government.

               "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
          Section 412 of the Code as to which a Borrower or any other member of the Controlled Group may have any liability.

               "Pricing Schedule" means Schedule IV attached hereto.

               "Prime Rate" means the per annum rate of interest established from time to time by Citibank as its "Base Rate." Such rate is a rate set by Citibank based upon various factors including Citibank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Citibank shall take effect at the opening of business on the day specified in the public announcement of such change.

               "Professional Market Party" means a professional market party (professionele marktpartij) as defined in the Dutch Exemption Regulation, which as of the date of this Agreement includes, without limitation, (i) credit institutions, insurance companies, pension funds, securities intermediaries, asset managers and investment institutions that are registered and subject to government supervision in The Netherlands, any other European Economic Area member state, Monaco, Puerto Rico, Saudi Arabia, Turkey, South Korea, the United States, Japan, Australia, Canada, Mexico, New Zealand or Switzerland and subsidiaries thereof which are subject to government supervision,
          (ii) central governments, international treaty organizations and supranational public institutions, (iii) companies which have assets with a book value of EUR500,000,000 or more, according to their annual accounts as per the end of their financial year preceding the year in which they grant or obtain the relevant loan or a portion thereof,
          (iv) companies or natural persons with net assets of EUR10,000,000 or more as per the end of the preceding calendar year and which have been active on the financial markets with an average of at least two transactions per month during the preceding two consecutive years, (v) persons under supervision of the regulatory authority as referred to in section 1 subsection f of the Decree on the Supervision of the Securities Trade 1995 (Besluit toezicht effectenverkeer 1995), or under supervision of the regulatory authority of another state to be active on the financial markets, (vi) legal entities or partnerships which, pursuant to their latest (consolidated) financial statements meet two of the following three criteria: (a) an average number of employees during the financial year of 250 or more, (b) according to their balance sheet having an asset-value of at least EUR43,000,000, and (c) yearly turnover of at least EUR50,000,000, (vii) a legal entity or partnership having the sole corporate purpose of investing in securities and (viii) collective investment institutions that are exempt from the Act on the Supervision of Collective Investment Schemes pursuant to section 1 or 2 of the Regulation of the Minister of Finance of 9 October 1990 implementing section 14 of that Act.

               "Property" of a Person means any and all property and assets, whether real, personal, tangible, intangible, or mixed, of such Person.

               "Purchaser" is defined in Section 13.03.

               "Purchasing Lender" is defined in Section 2.05(f).

               "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

               "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulations or official interpretations of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stock applicable to member banks of the Federal Reserve System.

               "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulations or official interpretations of said Board of Governors relating to the obtaining of credit for the purpose of purchasing or carrying margin stock from (among others) member banks of the Federal Reserve System.

               "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event.

               "Required Lenders" means Lenders in the aggregate having more than 50% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding more than 50% of the aggregate unpaid principal amount of the outstanding Advances (excluding Competitive Bid Advances if any Committed Advances are outstanding) and Participation Interests in Fronted Advances.

               "Requisite Approvals" means all consents and approvals required under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, or any other material domestic or foreign anti-trust or similar laws, on terms and conditions acceptable to Whirlpool, for the acquisition of Maytag Corporation.

               "Reserve Requirement" means, with respect to a Eurocurrency Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal, special, emergency and other reserves) which is imposed under Regulation D on "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurocurrency Committed Loans or Fronted Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Administrative Agent to United States residents). The Reserve Requirement shall be adjusted automatically on and as of the effective date of any change in the applicable reserve requirement for all Interest Periods beginning on or after such date.

               "Section" means a numbered Section of this Credit Agreement, unless another document is specifically referenced.

               "Single Employer Plan" means a Plan maintained by Whirlpool or any member of the Controlled Group for employees of Whirlpool or any member of the Controlled Group.

               "Sterling" means the lawful money of the United Kingdom.

               "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be, directly or indirectly, so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Whirlpool.

               "Substantial Portion" means, with respect to the Property of Whirlpool and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of Whirlpool and its Subsidiaries as would be shown in the consolidated financial statements of Whirlpool and its Subsidiaries as at the last day of the most recent quarter for which financial statements have been delivered pursuant to
          Section 7.01 or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of Whirlpool and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

               "Syndication Agent" means JPMorgan Chase Bank, N.A. so long as it is a Lender under this Credit Agreement.

               "Taxes" is defined in Section 3.01(a).

               "Term Loan Conversion Date" means the Termination Date, on which all Committed Advances outstanding on such date are converted into a term loan pursuant to Section 2.02.

               "Term Loan Election" has the meaning specified in Section 2.02.

               "Termination Date" means the earlier of (i) November 30, 2006 and
          (ii) the date on which the Commitments terminate pursuant to the terms of this Credit Agreement.

               "Treaty on European Union" means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 1, 1992 and came into force on November 1, 1993), as amended from time to time.

               "Type" means, with respect to any Loan or Advance, its nature as a Floating Rate Advance or Loan, Eurocurrency Committed Advance or Loan, Eurocurrency Bid Rate Advance or Loan or Absolute Rate Advance or Loan or Fronted Advance or Loan.

               "Unfunded Vested Liabilities" means the amount (if any) by which the present value of all currently accrued, vested and nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all assets of such Plan allocable to such benefits, all determined on an ongoing Plan basis as set forth in the then most recent actuarial valuation for each such Plan.

               "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

               "Utilization Fee Rate" means a rate per annum determined in accordance with the Pricing Schedule.

               "Whirlpool" means Whirlpool Corporation, a Delaware corporation, and its successors and assigns.

               "Whirlpool Europe" means Whirlpool Europe B.V., a Netherlands corporation, and its successors and assigns.

               "Whirlpool Finance" means Whirlpool Finance B.V., a Netherlands corporation, and its successors and assigns.

           The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

           SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS.

           Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with general accepted accounting principles in the United States of America. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.01 (or, prior to the delivery of the first financial statements pursuant to Section 7.01, consistent with the financial statements dated December 31, 2004); provided, however, if (a) Whirlpool shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in generally accepted accounting principles or the rules promulgated with respect thereto or (b) either the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements (or after the Lenders have been informed of the change in generally accepted accounting principles affecting such financial statements, if later), then such calculations shall be made on a basis consistent with the most recent financial statements delivered by Whirlpool to the Lenders as to which no such objection shall have been made.


                                    ARTICLE 2

                                  THE FACILITY

           SECTION 2.01. DESCRIPTION OF FACILITY.

           Upon the terms and subject to the conditions set forth in this Credit Agreement, the Lenders hereby grant to the Borrowers a revolving credit facility pursuant to which:

               (i) each Lender severally agrees to make Committed Loans in Agreed Currencies to each of the Borrowers in accordance with Section 2.03;

               (iii) the Fronting Lenders agree to make Fronted Loans in Agreed Currencies for the account of Whirlpool and Whirlpool Finance in accordance with Section 2.05; and

               (iii) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans in Dollars to each of the Borrowers in accordance with Section 2.04;

provided that (A) Floating Rate Loans and Competitive Bid Loans may only be denominated in Dollars, (B) after giving effect to each Advance, the outstanding Advances shall be denominated in no more than five Agreed Currencies (including Dollars), (C) in no event may the Dollar Amount of the aggregate principal amount of all outstanding Fronted Advances exceed the Aggregate Fronting Sublimit, (D) in no event may the Dollar Amount of the aggregate principal amount of all outstanding Advances exceed the Aggregate Commitment and (E) in no event may the Dollar Amount of the aggregate principal amount of all outstanding Committed Advances made by a Lender plus such Lender's participation interests in the outstanding Fronted Loans exceed such Lender's Commitment.

           SECTION 2.02. AVAILABILITY OF FACILITY; REQUIRED PAYMENTS.

           Subject to all of the terms and conditions of this Credit Agreement, the facility described herein is available from the Effective Date to the Termination Date, and each Borrower may borrow, repay and reborrow at any time prior to the Termination Date. The Commitments to lend hereunder shall expire on the Termination Date. Each applicable Borrower, subject to the next succeeding sentence, promises to pay its outstanding Advances and its other unpaid Obligations in full on the Termination Date. Each Borrower may, upon not less than 15 days' notice to the Administrative Agent, elect (the "Term Loan Election") to convert all of the Committed Advances made to such Borrower and outstanding on the Termination Date in effect at such time into a term loan which such Borrower shall repay in full ratably to the Lenders on the first anniversary of the Termination Date; provided that the Term Loan Election may not be exercised unless the applicable conditions in Section 5.04 are satisfied on the date of notice of the Term Loan Election and on the Term Loan Conversion Date. All Committed Advances converted into a term loan pursuant to this Section
2.02 shall continue to constitute Committed Advances except that no Borrower may reborrow pursuant to Section 2.03 after all or any portion of such Committed Advances have been prepaid pursuant to Section 2.07(b).

          SECTION 2.03. COMMITTED ADVANCES.

               (a) Committed Advances. From and including the Effective Date and prior to the Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Credit Agreement and notwithstanding the amount of Competitive Bid Loans and Fronted Loans made by such Lender, to make Committed Loans to the Borrowers from time to time in amounts the Dollar Amount of which shall not exceed in the aggregate at any one time outstanding the amount of its Commitment. Each Committed Advance hereunder shall consist of borrowings made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment. The Committed Advances shall be repaid as provided by the terms of Sections 2.02 and 2.03(g).

               (b) Types of Committed Advances. The Committed Advances may be Floating Rate Advances or Eurocurrency Committed Advances, or a combination thereof, selected by the applicable Borrower in accordance with Sections 2.03(e), 2.03(f) and 2.03(g).

               (c) Reductions in Aggregate Commitment. Whirlpool may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $25,000,000, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the Dollar Amount of the aggregate principal amount of the outstanding Advances.

               (d) Minimum Amount of Each Committed Advance. Each Committed Advance made or continued hereunder shall be in the minimum Dollar Amount of $25,000,000 or a higher integral multiple of $5,000,000; provided, however, that any Floating Rate Advance may be in the aggregate amount of the unused Aggregate Commitment.

               (e) Method of Selecting Types and Interest Periods for New Committed Advances. Subject to all of the terms and conditions of this Credit Agreement, each Borrower shall select the Type of Advance and, in the case of each Eurocurrency Committed Advance, the Interest Period applicable thereto, for each Committed Advance from time to time made to it. A Borrower shall give the Administrative Agent an irrevocable notice substantially in the form of Exhibit "H" hereto (a "Committed Borrowing Notice") not later than 11:30 a.m. (New York City time) on the Borrowing Date of each Floating Rate Advance, three Business Days before the Borrowing Date for each Eurocurrency Committed Advance denominated in Dollars, and five Business Days before the Borrowing Date for each Eurocurrency Committed Advance denominated in an Agreed Currency other than Dollars. A Committed Borrowing Notice shall in accordance with all the terms and conditions of this Credit Agreement specify:

                    (i) the Borrower to which such Committed Advance is to be
               made;

                    (ii) the Borrowing Date, which shall be a Business Day, of such Committed Advance;

                    (iii) the Type of Committed Advance selected;

                    (iv) in the case of each Eurocurrency Committed Advance, the
               Agreed Currency of such Committed Advance;

                    (v) the aggregate amount of such Committed Advance; and

                    (vi) in the case of each Eurocurrency Committed Advance, the
               Interest Period applicable thereto.

               (f) Continuation and Conversion of Dollar-Denominated Committed Advances. Subject to all of the terms and conditions of this Credit Agreement, each Floating Rate Advance shall continue as a Floating Rate Advance unless and until such Floating Rate Advance is paid or converted into one or more Dollar-denominated Eurocurrency Committed Advances. Subject to all of the terms and conditions of this Credit Agreement, each Eurocurrency Committed Advance denominated in Dollars shall continue as a Dollar-denominated Eurocurrency Committed Advance until the end of the then applicable Interest Period therefor, at which time such Eurocurrency Committed Advance shall be automatically converted into a Floating Rate Advance (x) unless such Eurocurrency

          Committed Advance is paid by the applicable Borrower or the applicable Borrower shall have given the Administrative Agent an irrevocable notice substantially in the form of Exhibit "I" hereto (a "Dollar Continuation/Conversion Notice") requesting that, at the end of such Interest Period, such Eurocurrency Committed Advance continue as a Dollar-denominated Eurocurrency Committed Advance for the same or another specified Interest Period, be converted into one or more new Dollar-denominated Eurocurrency Committed Advances each having a specified new Interest Period or be converted into a Floating Rate Advance or (y) if any Event of Default shall have occurred and be continuing. Accordingly, but subject to all of the terms and conditions of this Credit Agreement, each Borrower may elect from time to time to convert all or any part (subject to Section 2.03(d)) of a Dollar-denominated Committed Advance of any Type made to it into the other Type of Dollar-denominated Committed Advance; provided that any conversion of a Eurocurrency Committed Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The applicable Borrower shall give the Administrative Agent a Dollar Continuation/Conversion Notice with respect to each continuation or conversion of a Dollar-denominated Committed Advance not later than 11:30 A.M. (New York City time) at least three Business Days prior to the date of the requested continuation or conversion, specifying in accordance with all of the terms and conditions of this Credit
          Agreement:

                    (i) the requested date, which shall be a Business Day, of
               such continuation or conversion;

                    (ii) the aggregate amount and Type of the Committed Advance which is to be continued or converted;

                    (iii) the amount and Type(s) of the Dollar-denominated
               Committed Advance(s) into which such Committed Advance is to be continued or converted; and

                    (iv) in the case of each continuation of or conversion into a Dollar-denominated Eurocurrency Committed Advance, the Interest Period applicable thereto (provided that if no Interest Period is specified, the applicable Borrower shall be deemed to have requested an Interest Period of one month).

               (g) Payment or Continuation and Conversion of Non-Dollar Denominated Committed Advances. Subject to all of the terms and conditions of this Credit Agreement, each Eurocurrency Committed Advance denominated in an Agreed Currency other than Dollars shall continue as a Eurocurrency Committed Advance denominated in the same currency until the end of the then applicable Interest Period therefor, at which time such Eurocurrency Committed Advance shall mature and be payable by the applicable Borrower on the last day of the applicable Interest Period unless the applicable Borrower shall have given the Administrative Agent an irrevocable notice substantially in the form of Exhibit "J" hereto (a "Non-Dollar Continuation/Conversion Notice") requesting that, at the end of such Interest Period, such Eurocurrency Committed Advance either continue as a Eurocurrency Committed Advance denominated in the same currency for the same or another specified Interest Period or be converted into one or more new Eurocurrency Committed Advances each denominated in the same currency as that of the converted Eurocurrency Committed Advance and having a specified new Interest Period; provided that if after giving effect to any such conversion or continuation, the aggregate Dollar Amount of the principal amount of all Advances would exceed the Aggregate Commitment, such Borrower shall prepay an aggregate principal amount of such Eurocurrency Committed Advance on the last day of the Interest Period then ending such that the Dollar Amount of the aggregate principal amount of all outstanding Advances does not exceed the Aggregate Commitment. Accordingly, but subject to all of the terms and conditions of this Credit Agreement, each Borrower may elect from time to time to convert all or any part (subject to Section 2.03(d)) of a Eurocurrency Committed Advance denominated in an Agreed Currency other than Dollars made to it into any other Eurocurrency Committed Advance(s) denominated in the same currency as the converted Eurocurrency Committed Advance; provided that any such conversion shall be made on, and only on, the last day of the Interest Period applicable to the converted Eurocurrency Committed Advance. The applicable Borrower shall give the Administrative Agent a Non-Dollar Continuation/Conversion Notice with respect to each continuation or conversion of a Eurocurrency Committed Advance denominated in an Agreed Currency other than Dollars not later than 11:30 A.M. (New York City time) at least five Business Days prior to the date of the requested continuation or conversion specifying in accordance with all of the terms and conditions of this Credit
          Agreement:

                    (i) the requested date, which shall be a Business Day, of
               such continuation or conversion;

                    (ii) the aggregate amount and Agreed Currency of the
               Eurocurrency Committed Advance which is to be continued or converted;

                    (iii) the amount(s) of the Eurocurrency Committed Advance(s)
               into which such Eurocurrency Committed Advance is to be continued or converted; and

                    (iv) the Interest Period applicable to each new Eurocurrency
               Committed Advance (provided that if no Interest Period is specified or if an Event of Default has occurred and is continuing, the applicable Borrower shall be deemed to have requested an Interest Period of one month).

               (h) Notice to Lenders. The Administrative Agent shall give prompt notice to each Lender of each Dollar Continuation/Conversion Notice and each Non-Dollar Continuation/Conversion Notice received by it.

          SECTION 2.04. COMPETITIVE BID ADVANCES.

               (a) Competitive Bid Option; Repayment of Competitive Bid Advances. In addition to Committed Advances pursuant to Section 2.03 and Fronted Advances pursuant to Section 2.05, but subject to all of the terms and conditions of this Credit Agreement (including, without limitation, the limitation set forth in Section 2.01 as to the maximum aggregate principal amount of all outstanding Advances hereunder), each Borrower may, as set forth in this Section 2.04, request the Lenders, prior to the Termination Date, to make offers to make Competitive Bid Advances in Dollars to such Borrower. Each Lender may, but shall have no obligation to, make such offers and the applicable Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.04. Each applicable Borrower promises to repay each of its Competitive Bid Advances in full by on the last day of the Interest Period applicable thereto.

               (b) Competitive Bid Quote Request. When a Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.04, such Borrower shall transmit to the Administrative Agent by telecopy a Competitive Bid Quote Request so as to be received no later than 11:30 A.M. (New York City time) at least (x) five Business Days prior to the Borrowing Date proposed therein, in the case of a Eurocurrency Auction, or (y) one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction, specifying in accordance with all of the terms of this Credit Agreement:

                    (i) the proposed Borrowing Date for the proposed Competitive
               Bid Advance;

                    (ii) the aggregate principal amount of such Competitive Bid
               Advance;

                    (iii) whether the Competitive Bid Quotes requested are to
               set forth a Competitive Bid Margin or an Absolute Rate, or both;

                    (iv) the Interest Period applicable thereto; and

                    (v) the Borrower to which such proposed Competitive Bid
               Advance is to be made.

               A Borrower may request offers to make Competitive Bid Loans for more than one Interest Period and for a Eurocurrency Auction and an Absolute Rate Auction in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or upon reasonable prior notice to the Lenders, such other number of days as the Borrowers and the Administrative Agent may agree) of any other Competitive Bid Quote Request. Each Competitive Bid Quote Request shall be in a minimum amount of $25,000,000 or a larger multiple of $5,000,000. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit "B" hereto shall be rejected, and the Administrative Agent shall promptly notify the applicable Borrower of such rejection by telecopy.

               (c) Invitation for Competitive Bid Quotes. Promptly upon receipt of a Competitive Bid Quote Request that is not rejected pursuant to
          Section 2.04(b), the Administrative Agent shall send to each of the Lenders by telecopy an Invitation for Competitive Bid Quotes which shall constitute an invitation by the applicable Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.04.

               (d) Submission and Contents of Competitive Bid Quotes. (i) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this
          Section 2.04(d) and must be submitted to the Administrative Agent by telecopy at its offices specified in or pursuant to Article 14 not later than (i) (A) 1:45 P.M. (New York City time) in the case of Citibank and (B) 2:00 p.m. (New York City time) in the case of each other Lender, at least four Business Days prior to the proposed Borrowing Date in the case of a Eurocurrency Auction, or (ii) (A) 10:15 A.M. (New York City time) in the case of Citibank and (B) 10:30 A.M. (New York City time) in the case of each other Lender, on the proposed Borrowing Date in the case of an Absolute Rate Auction (or, in any such case upon reasonable prior notice to the Lenders, such other time and date as the Borrowers and the Administrative Agent may agree; provided that Citibank shall always be required to submit its Competitive Bid Quotes not less than fifteen minutes prior to the other Lenders). Subject to Articles 5 and 6, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the applicable Borrower.

                    (i) Each Competitive Bid Quote shall in any case specify:

                         (A) the proposed Borrowing Date, which shall be the
                    same as that set forth in the applicable Invitation for Competitive Bid Quotes;

                         (B) the principal amount of the Competitive Bid Loan
                    for which each such offer is being made, (1) which principal amount may be greater than, less than or equal to the Commitment of the quoting Lender, but in no case greater than the unutilized Aggregate Commitment, (2) which principal amount must be at least $5,000,000 and an integral multiple of $1,000,000, and (3) which principal amount may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

                         (C) in the case of a Eurocurrency Auction, the
                    Competitive Bid Margin offered for each such Competitive Bid Loan;

                         (D) in the case of an Absolute Rate Auction, the
                    Absolute Rate offered for each such Competitive Bid Loan;

                         (E) the applicable Interest Period; and

                         (F) the identity of the quoting Lender.

                    (ii) The Administrative Agent shall reject any Competitive
               Bid Quote that:

                         (A) is not substantially in the form of Exhibit "D"
                    hereto or does not specify all of the information required by Section 2.04(d)(i);

                         (B) contains qualifying, conditional or similar
                    language, other than any such language contained in Exhibit "D" hereto;

                         (C) proposes terms other than or in addition to those
                    set forth in the applicable Invitation for Competitive Bid Quotes; or

                         (D) arrives after the time set forth in Section
                    2.04(d)(i).

                    (iii) If any Competitive Bid Quote shall be rejected
               pursuant to Section 2.04(d)(ii), then the Administrative Agent shall notify the relevant Lender of such rejection as soon as practicable.

               (e) Notice to Borrower. The Administrative Agent shall promptly notify the applicable Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.04 and (ii) of any Competitive Bid Quote that is in accordance with
          Section 2.04 and amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the applicable Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Competitive Bid Margins or Absolute Rates, as the case may be, so offered.

               (f) Acceptance and Notice by Borrower. Subject to the receipt of the notice from the Administrative Agent referred to in Section 2.04(e), not later than 11:30 A.M. (New York City time) (i) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurocurrency Auction or (ii) on the proposed Borrowing Date, in the case of an Absolute Rate Auction, the applicable Borrower shall notify the Administrative Agent of such Borrower's acceptance or rejection of the offers so notified to it pursuant to Section 2.04(e); provided, however, that the failure by such Borrower to give such notice to the Administrative Agent shall be deemed to be a rejection by such Borrower of all such offers. In the case of acceptance, such notice substantially in the form or Exhibit "L" hereto (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The applicable Borrower may accept or reject any Competitive Bid Quote in whole or in part; provided that:

                    (i) the aggregate principal amount of each Competitive Bid
               Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                    (ii) acceptance of offers may only be made on the basis of ascending Competitive Bid Margins or Absolute Rates, as the case may be; and

                    (iii) the applicable Borrower may not accept any offer of
               the type described in Section 2.04(d)(ii) or that otherwise fails to comply with the requirements of this Credit Agreement for the purpose of obtaining a Competitive Bid Loan under this Credit Agreement.

               (g) Allocation by the Administrative Agent. If offers are made by two or more Lenders with the same Competitive Bid Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are permitted to be accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples of $1,000,000 as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers. Allocations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall promptly, but in any event on the same Business Day in the case of Eurocurrency Bid Rate Advances, and by 12:30 P.M. (New York City time) on the same Business Day in the case of Absolute Rate Advances, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of each Competitive Bid Advance allocated to each participating Lender.

          SECTION 2.05. FRONTED ADVANCE SUBFACILITY.

               (a) Fronted Advances. From and including the Effective Date and prior to the Termination Date, each Fronting Lender severally agrees, on the terms and conditions set forth in this Credit Agreement and notwithstanding the amount of Competitive Bid Loans made by such Fronting Lender, to make Fronted Loans to Whirlpool and Whirlpool Finance from time to time in amounts the Dollar Amount of which shall not exceed, in the aggregate at any one time outstanding, the amount of its Fronting Commitment. Each Fronted Advance hereunder shall consist of borrowings made from the several Fronting Lenders ratably in proportion to the ratio that their respective Fronting Commitments bear to the Aggregate Fronting Sublimit. The Fronted Advances shall be repaid as provided by the terms of Sections 2.02 and 2.05(f).

               (b) Types of Fronted Advances. The Fronted Advances shall be Fixed Rate Advances.

               (c) Reductions in Aggregate Fronting Sublimit. Whirlpool may permanently reduce the Aggregate Fronting Sublimit in whole, or in part ratably among the Fronting Lenders in integral multiples of $25,000,000, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Fronting Sublimit may not be reduced below the Dollar Amount of the aggregate principal amount of the outstanding Fronted Advances.

               (d) Minimum Amount of Each Fronted Advance. Each Fronted Advance made or continued hereunder shall be in the minimum Dollar Amount of $25,000,000.

               (e) Method of Requesting New Fronted Advances. Whirlpool or Whirlpool Finance, as applicable, shall give the Fronting Agent, with a copy to the Administrative Agent, an irrevocable notice substantially in the form of Exhibit "K" hereto (a "Fronted Borrowing Notice") not later than 9:30 a.m. (London, England time) on the Borrowing Date of each Fronted Advance. A Fronted Borrowing Notice shall in accordance with all the terms and conditions of this Credit Agreement specify:

                    (i) the Borrower to which such Fronted Advance is to be
               made;

                    (ii) the Borrowing Date, which shall be a Business Day, of such Fronted Advance;

                    (iii) the Agreed Currency of such Fronted Advance;

                    (iv) the aggregate amount of such Fronted Advance; and

                    (v) the Interest Period of such Fronted Advance, which shall be for a period of one to seven days.

               (f) Payment and Participations of Fronted Advances. At the time that a Fronting Lender makes a Fronted Loan, each Lender (a "Purchasing Lender") shall be deemed, without any further action by any Person, to have purchased from such Fronting Lender an unfunded participation (ratably in proportion to the ratio that such Purchasing Lender's Commitment bears to the Aggregate Commitment), without recourse or warranty of such Fronting Lender, in such Fronted Loan. Whirlpool and Whirlpool Finance each agree to repay all Fronted Advances obtained by such Borrower on the earlier of (i) the last day of the Interest Period for such Advance or (ii) the Termination Date. Notwithstanding anything to the contrary contained herein, neither Whirlpool nor Whirlpool Finance shall be permitted to request a new Fronted Advance to repay an outstanding Fronted Advance if the period from the date of the first outstanding Fronted Advance to the date of the repayment of the new Fronted Advance would exceed seven days.

               Each repayment of a Fronted Advance may be accomplished by requesting a Committed Advance, which request is not subject to the conditions set forth in Section 5.04. In the event that Whirlpool or Whirlpool Finance, as applicable, shall fail to timely repay any Fronted Advance, and in any event upon (A) a request by the Fronting Agent, (B) the occurrence of a Default described in Section 8.05 or
          8.06 or (C) the acceleration of any Obligations or termination of any

          Commitment pursuant to Section 9.01, each Purchasing Lender shall fund its participation in accordance with the preceding paragraph in such Fronted Advance (regardless of (1) whether the conditions precedent thereto set forth in Section 5.04 hereof are then satisfied, (2) whether or not Whirlpool or Whirlpool Finance, as applicable, has submitted a Committed Borrowing Notice and whether or not the Commitments are then in effect, (3) whether an Unmatured Default or a Default exists or (4) whether all the Obligations have been accelerated) and pay the proceeds thereof to the Fronting Agent, for the account of the Fronting Lenders, at the Fronting Agent's Eurocurrency Payment Office, or at such other Lending Installation of the Fronting Agent as may be specified in writing by the Fronting Agent, in the applicable Agreed Currency and in immediately available funds. If such amount is not in fact made available to the Fronting Agent, for the account of the Fronting Lenders, by any Purchasing Lender, the Fronting Lenders shall be entitled to recover such amount on demand from such Purchasing Lender, together with accrued interest thereon for each day from the date of demand thereof, if paid within two Business Days after demand at the Federal Funds Effective Rate and thereafter at the Alternate Base Rate. If a Purchasing Lender does not pay such amount forthwith as required by this Section 2.05(f), and until such time as such Purchasing Lender makes the required payment, the Fronting Lenders shall be deemed to continue to have outstanding Fronted Advances in the amount of such unpaid participation obligation for all purposes of the Loan Documents other than those provisions requiring the other Purchasing Lenders to purchase a participation therein. Further, such Purchasing Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder to the Fronting Lenders to fund Fronted Advances in the amount of the participation in Fronted Advances that such Purchasing Lender failed to purchase pursuant to this Section 2.05(f) until such amount has been purchased (as a result of such assignment or otherwise).

          SECTION 2.06. FEES.

               (a) Facility Fee. Whirlpool hereby agrees to pay to the Administrative Agent for the account of the Lenders, ratably in proportion to their Commitments, a facility fee at the Facility Fee Rate on the daily actual amount of the Aggregate Commitment (in each case, without regard to the outstanding principal amount of the Loans) for the period from and including the Effective Date to but excluding the Termination Date, which fee shall be payable quarterly in arrears on each Payment Date, commencing December 31, 2005, and on the Termination Date.

               (b) Utilization Fee. With respect to each day prior to the Term Loan Conversion Date that the Dollar Amount of the aggregate outstanding principal amount of all Loans exceeds the product of (i) one-half (1/2) times (ii) Aggregate Commitment, Whirlpool hereby agrees to pay to the Administrative Agent, for the account of the Lenders, ratably in proportion to their Commitments, a utilization fee at a per annum rate equal to the Utilization Fee Rate on the Dollar Amount of the aggregate outstanding principal amount of the Loans on each such day, which fee shall be payable quarterly in arrears on each Payment Date, commencing December 31, 2005, and on the Termination Date.

               (c) Administration Fees. Whirlpool hereby agrees to pay to the Administrative Agent and the Fronting Agent for their respective accounts such arrangement and administration fees as are heretofore and hereafter agreed upon in writing by Whirlpool and the Administrative Agent or the Fronting Agent, as applicable.

               (d) Competitive Bid Fees. Upon submission of a Competitive Bid Quote Request to the Administrative Agent, the applicable Borrower hereby agrees to pay to the Administrative Agent for its sole account an auction fee of $1,000.

               (e) Fronting Fees. Whirlpool hereby agrees to pay to the Fronting Agent, for the account of the Fronting Lenders, ratably in proportion to their Fronting Commitments, a fronting fee at a per annum rate equal to 0.125% on the Dollar Amount of the aggregate outstanding principal amount of the Fronted Loans on each such day, which fee shall be payable quarterly in arrears on each Payment Date, commencing December 31, 2005, and on the Termination Date.

          SECTION 2.07. GENERAL FACILITY TERMS.

               (a) Method of Borrowing. On each Borrowing Date, each applicable Lender shall make available its Loan or Loans, if any, in the requested Agreed Currency, (i) if such Loan is denominated in Dollars, not later than 1:00 P.M. (New York City time) in funds immediately available to the Administrative Agent, at its address specified in or pursuant to Article 14, (ii) if such Loan (other than a Fronted Loan) is denominated in another currency, not later than 12:00 noon, local time in the city of the Administrative Agent's Eurocurrency Payment Office for such currency, in funds immediately available to the Administrative Agent, at the Administrative Agent's Eurocurrency Payment Office for such currency and (iii) if such Loan is a Fronted Loan, not later than 12:00 noon (London, England time), in funds immediately available to the Fronting Agent, at the Fronting Agent's Eurocurrency Payment Office for such currency. The Administrative Agent or Fronting Agent, as applicable, will make the funds so received from the applicable Lenders available to the applicable Borrower at the Administrative Agent's or Fronting Agent's aforesaid address, as applicable. Notwithstanding the foregoing provisions of this Section 2.07(a), to the extent that a Loan made by a Lender matures on the Borrowing Date of a requested Loan denominated in the same Agreed Currency as that of the maturing Loan, such Lender shall apply the proceeds of the Loan it is then making to the repayment of principal of the maturing Loan.

               (b) Prepayments.

                    (i) Optional Prepayments. Each Borrower may from time to
               time prepay all of its outstanding Floating Rate Advances, or, in a minimum aggregate amount of $5,000,000 (and in integral multiples of $1,000,000 if in excess thereof), any portion of the outstanding Floating Rate Advances upon one Business Day's prior notice to the Administrative Agent. Each Borrower may from time to time prepay all of its outstanding Eurocurrency Committed Advances, or, in a minimum aggregate Dollar Amount of $5,000,000 and in integral multiples of $1,000,000 if in excess thereof, any portion of the outstanding Eurocurrency Committed Advances upon three Business Days' prior notice to the Administrative Agent. Whirlpool or Whirlpool Finance, as applicable, may from time to time prepay all of its outstanding Fronted Advances, or, in a minimum aggregate Dollar Amount of $5,000,000, any portion of the outstanding Fronted Advances upon three Business Days' prior notice to the Fronting Agent (with a copy to the Administrative Agent). No Competitive Bid Loan may be prepaid prior to the last day of its applicable Interest Period without the prior consent of the Lender holding such Competitive Bid Loan, which consent may be given or withheld at such Lender's sole and absolute discretion. Any such prepayment pursuant to the foregoing provisions of this Section 2.07 of a Eurocurrency Committed Advance, a Fronted Advance or a Competitive Bid Loan prior to the end of its applicable Interest Period shall be subject to the provisions of Section 3.05.

                    (ii) Mandatory Prepayments.

                         (A) Aggregate Commitment. If at any time, the sum of
                    the Dollar Amount of the aggregate outstanding principal amount of Advances shall exceed the Aggregate Commitment, the Borrowers immediately shall prepay outstanding Advances in an amount sufficient to eliminate such excess.

                         (B) Aggregate Fronting Sublimit. If at any time, the
                    Dollar Amount of the aggregate outstanding principal amount of Fronted Advances shall exceed the Aggregate Fronting Sublimit, the Borrowers immediately shall prepay outstanding Fronted Advances in an amount sufficient to eliminate such excess.

               (c) Interest Rates; Interest Periods. Subject to Section 2.07(d),
          (i) each Floating Rate Advance (and each Floating Rate Loan making up such Floating Rate Advance) shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is converted from a Eurocurrency Committed Advance pursuant to Section 2.03(f) to but excluding the date it is paid or is converted into a Eurocurrency Committed Advance pursuant to
          Section 2.03(f), at a rate per annum equal to the Alternate Base Rate for such day, (ii) each Eurocurrency Committed Advance (and each Eurocurrency Loan making up such Eurocurrency Committed Advance) shall bear interest on the outstanding principal amount thereof from and including the first day of each Interest Period applicable thereto to (but not including) the last day of such Interest Period at a rate per annum equal to the Eurocurrency Rate determined pursuant hereto as applicable to such Eurocurrency Committed Advance for each day during such Interest Period, (iii) each Fronted Advance (and each Fronted Loan making up such Fronted Advance) shall bear interest on the outstanding principal amount thereof from and including the first day of each Interest Period applicable thereto to (but not including) the last day of such Interest Period at a rate per annum equal to the Eurocurrency Rate determined pursuant hereto as applicable to such Fronted Advance for each day during such Interest Period, (iv) each Absolute Rate Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at a rate per annum equal to the Absolute Rate determined pursuant hereto as applicable to such Absolute Rate Loan, and (v) each Eurocurrency Bid Rate Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at a rate per annum equal to the Eurocurrency Bid Rate determined pursuant hereto as applicable to such Eurocurrency Bid Rate Loan. Changes in the rate of interest on each Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. No Interest Period shall end after the Termination Date.

               (d) Rate after Certain Defaults.

                    (i) During the existence of any Default (other than pursuant to Section 8.02(i)), the Required Lenders may, at their option by notice to the Borrowers, declare that each Advance shall bear interest or accrue an issuance fee, respectively, at a rate per annum equal to the rate otherwise applicable to such Advance or such fee plus 1% per annum.

                    (ii) During the existence of any Default under Section
               8.02(i), each Advance (and each Loan making up such Advance) not paid when due, whether by acceleration or otherwise, shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance matures (or the date such reimbursement obligation arises), whether by acceleration or otherwise, to but excluding the date it is paid, at the rate otherwise applicable to such Advance plus 2% per annum or, if no rate is applicable, the Alternate Base Rate plus 2% per annum, payable on demand.

                    (iii) During the existence of any Default, the Required
               Lenders may, at their option, by notice to the Borrowers, declare that no Advance may be converted into or continued as a Dollar-denominated Eurocurrency Committed Advance.

               (e) Interest Payment Dates; Interest Basis. Interest accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing on the first such date to occur after the date hereof, on any date on which such Floating Rate Advance is prepaid or converted, whether due to acceleration or otherwise, at maturity and thereafter on demand. Subject to the next sentence, interest accrued on each Fixed Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which such Fixed Rate Advance is prepaid, whether due to acceleration or otherwise, at maturity and thereafter on demand. Interest accrued on each Fixed Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each 90 day interval (in the case of Absolute Rate Advances) or three-month interval (in the case of

          Eurocurrency Committed Advances or Eurocurrency Bid Rate Advances) during such Interest Period. Interest on all Fixed Rate Advances (other than Fixed Rate Advances denominated in Sterling), all Floating Rate Advances which bear interest based on the Federal Funds Effective Rate and all fees due hereunder shall be calculated for the actual number of days elapsed on the basis of a 360-day year. Interest on all Fixed Rate Advances denominated in Sterling shall be calculated for the actual number of days elapsed on the basis of a 365/366 day year. Interest on all Floating Rate Advances which bear interest based on the Prime Rate shall be calculated for the actual number of days elapsed on the basis of a 365, or when appropriate 366, day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of, or interest on, an Advance or of fees due hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment such extension of time shall be included in computing interest in connection with such payment. Each Borrower promises to pay interest on its respective Advances as provided in this Section 2.07(e).

               (f) Method of Payment.

                    (i) General. Each Advance shall be paid, repaid or prepaid in the currency in which such Advance was made in the amount borrowed or paid and interest payable thereon shall be paid in such currency. Subject to the last sentence of Section 2.07(a),
               (A) all amounts of principal, interest, fees and other Obligations payable by the Borrowers in Dollars under the Loan Documents (other than in respect of Fronted Advances) shall be made in Dollars by 1:00 P.M. (New York City time) on the date when due in funds immediately available, without condition or deduction for any counterclaim, defense, recoupment or setoff, to the Administrative Agent at the Administrative Agent's address specified pursuant to Article 14, or at such other Lending Installation of the Administrative Agent as may be specified in writing by the Administrative Agent to the Borrowers, (B) all amounts of principal and interest payable by Whirlpool or Whirlpool Finance, as applicable, with respect to Fronted Advances shall be made in the applicable currency by 12:00 noon (London, England time or, in the case of amounts payable in Dollars, New York time) on the date when due, in funds immediately available, without condition or deduction for any counterclaim, defense, recoupment or setoff, for the account of the Fronting Agent, at the Fronting Agent's Eurocurrency Payment Office for such currency and (C) all other amounts of principal, interest and other Obligations payable by the Borrowers in any currency other than Dollars under the Loan Documents shall be made in such currency by 12:00 noon (local time) on the date when due, in funds immediately available, without condition or deduction for any counterclaim, defense, recoupment or setoff, for the account of the Administrative Agent or the Fronting Agent, as applicable, at its Eurocurrency Payment Office for such currency. Prior to the existence of a Default, all amounts due hereunder shall be made ratably among the applicable Lenders in the case of payments of principal or interest in respect of Competitive Bid Advances and ratably among all of the Lenders in the case of all other payments (other than payments of principal and interest in respect of Fronted Advances (which are subject to Section 2.07(f)(ii) below) and fronting fees retained by the Fronting Lenders for their own accounts, the administrative and auction fees retained by the Administrative Agent for its own account and the administrative fee retained by the Fronting Agent for its own account). Except as provided in Section 9.01(b), during the existence of any Default, all payments of principal due hereunder shall be applied ratably among all outstanding Advances and Participation Interests. Each payment delivered to the Administrative Agent or the Fronting Agent, as applicable, for the account of any Lender shall be delivered promptly, but in any event not later than the close of business on the date received by the Administrative Agent or the Fronting Agent, as applicable, if received by the Administrative Agent or the Fronting Agent, as applicable, by 12:00 noon (local time), by the Administrative Agent or the Fronting Agent, as applicable, to such Lender in the same type and currency of funds which the Administrative Agent or the Fronting Agent, as applicable, received at such Lender's address specified pursuant to Article 14 or at any Lending Installation specified by such Lender in a written notice received by the Administrative Agent or the Fronting Agent, as applicable. If the Administrative Agent or the Fronting Agent, as applicable, shall fail to pay any Lender the amount due such Lender pursuant to this Section when due, the Administrative Agent or the Fronting Agent, as applicable, shall be obligated to pay to such Lender interest on the amount that should have been paid hereunder for each day from the date such amount shall have become due until the date such amount is paid at the Federal Funds Effective Rate for such day. Notwithstanding the foregoing provisions of this Section 2.07(f), if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency with the result that different types of such currency (the "New Currency") are introduced and the type of currency in which the Advance was made (the "Original Currency") no longer exists or the applicable Borrower is not able to make payment to the Administrative Agent or the Fronting Agent, as applicable, for the account of the applicable Lenders in such Original Currency, then all payments to be made by such Borrower hereunder or under any other Loan Document in such currency shall be made in such amount and such type of the New Currency as shall be equivalent (based upon market value) to the amount of such payment otherwise due hereunder or under such Loan Document in the Original Currency, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations. In addition, notwithstanding the foregoing provisions of this
               Section 2.07(f), if, after the making of any Advance in any currency other than Dollars, the applicable Borrower is not able to make payment to the Administrative Agent or the Fronting Agent, as applicable, for the account of the applicable Lenders in the type of currency in which such Advance was made (or in any New Currency as set forth above) because of the imposition of any such currency control or exchange regulation, then such Advance or reimbursement obligations shall instead be repaid when due in Dollars in a principal amount equal to the Dollar Amount (as of the date of repayment) of such Advance or such reimbursement obligations. In the event any amount paid to any Lender hereunder is rescinded or must otherwise be returned by the Administrative Agent or the Fronting Agent, as applicable, each Lender shall, upon the request of the Administrative Agent or the Fronting Agent, as applicable, repay to the Administrative Agent or the Fronting Agent, as applicable, the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent or the Fronting Agent, as applicable, until the date the Administrative Agent or the Fronting Agent, as applicable, receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Effective Rate, and thereafter, the Alternate Base Rate plus two percent (2%) per annum.

                    (ii) Allocation Among the Lenders of Payments Received in
               Respect of Fronted Loans and Fronted Advances. Each Fronting Lender shall receive, for its own account, all payments or prepayments of principal with respect to its Fronted Loans; provided, however, upon the funding of the Purchasing Lenders' Participation Interests with respect to a Fronted Loan pursuant to Section 2.05(f), such Purchasing Lenders shall be deemed Fronting Lenders with respect to such Fronted Loan and shall be entitled to receive their pro rata share of any payment or prepayment of principal with respect to such Fronted Loan. Until the Purchasing Lenders are required to fund their Participation Interest in a Funded Loan, subject to Section 2.07(d), (i) the Fronting Lender that made such Fronted Loan shall receive interest on such Fronted Loan equal to (A) the Eurocurrency Base Rate for such Fronted Loan plus (B) its ratable share of the Eurocurrency Margin (in proportion to the ratio that its Commitment bears to the Aggregate Commitment) for such Fronted Loan plus (C) its MLA Cost for such Fronted Loan and (ii) each Purchasing Lender shall receive interest on such Fronted Loan in an amount equal to its ratable share of the Eurocurrency Margin (in proportion to the ratio that its Commitments bear to the Aggregate Commitment) for such Fronted Loan. After the Purchasing Lenders fund their Participation Interests in a Fronted Loan, subject to Section 2.07(d), each Fronting Lender with respect to such Fronted Loan shall receive interest on such Fronted Loan equal to (A) the Eurocurrency Base Rate for such Fronted Loan plus (B) its ratable share of the Eurocurrency Margin for such Fronted Loan plus (C) its MLA Cost for such Fronted Loan. For purposes of clarification, this Section 2.07(f)(ii) is intended to address the allocation among the Lenders of payments of principal and interest on Fronted Loans and Fronted Advances received from the Borrowers and is not intended to create any additional obligation of any Borrower hereunder.

               (g) Evidence of Debt; Telephonic Notices. Each Lender is hereby authorized to record in accordance with its usual practice, the date, the currency, the amount and the maturity of each of its Loans made hereunder; provided, however, that any failure to so record shall not affect any Borrower's obligations under this Credit Agreement. Upon the request of any Lender made through the Administrative Agent such

          Lender's Loans shall be evidenced by a Note. Except as otherwise set forth herein, each Borrower hereby authorizes the Lenders and the Administrative Agent to extend or continue Advances, effect selections of Types of Advances and transfer funds based on telephonic notices made by any Person or Persons the Administrative Agent, the Fronting Agent or any Lender reasonably believes to be an Authorized Representative. If requested by the Administrative Agent or the Fronting Agent, as applicable, or any Lender, each Borrower agrees to deliver promptly to the Administrative Agent or the Fronting Agent, as applicable, a written confirmation of each telephonic notice given by it signed by an Authorized Representative. If the written confirmation differs in any material respect from the action taken by the Administrative Agent, the Fronting Agent and the Lenders, the records of the Administrative Agent, the Fronting Agent and the Lenders shall govern absent manifest error.

               (h) Notification of Advances, Interest Rates and Prepayments. Promptly after receipt thereof, (i) the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Aggregate Fronting Sublimit reduction notice, Committed Borrowing Notice, Dollar Continuation/Conversion Notice, Non-Dollar Continuation Conversion Notice, Competitive Bid Borrowing Notice, and repayment notice received by it hereunder and (ii) the Fronting Agent will notify each Fronting Lender of the contents of each Fronted Borrowing Notice and repayment notice received by it hereunder. In addition, (A) with respect to each Committed Borrowing Notice, the Administrative Agent shall notify each Lender of its pro rata share of the Advance to be made pursuant to such Committed Borrowing Notice and (B) with respect to each Fronted Borrowing Notice, the Fronting Agent shall notify each Fronting Lender of its pro rata share of the Advance to be made pursuant to such Fronted Borrowing Notice. The Administrative Agent will notify the applicable Borrower and each Lender of the interest rate applicable to each Fixed Rate Advance promptly upon determination of such interest rate and will give each Borrower and each Lender prompt notice of each change in the Alternate Base Rate; provided, however, that the Administrative Agent's failure to give any such notice will not affect any Borrower's obligation to pay interest to the Lenders at the applicable interest rate. The Fronting Agent will notify Whirlpool, Whirlpool Finance and each Fronting Lender of the interest rate applicable to each Fronted Advance promptly upon determination of such interest rate; provided, however, that the Fronting Agent's failure to give any such notice will not affect Whirlpool's or Whirlpool Finance's obligation to pay interest to the Fronting Lenders at the applicable interest rate.

               (i) Non-Receipt of Funds by the Administrative Agent or the Fronting Agent. Unless the applicable Borrower or Lender, as the case may be, notifies the Administrative Agent or the Fronting Agent, as applicable, prior to the date on which it is scheduled to make payment to the Administrative Agent or the Fronting Agent, as applicable, of
          (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of a Borrower, a payment of principal, interest or fees to the Administrative Agent or the Fronting Agent, as applicable, for the account of the applicable Lenders, that it does not intend to make such scheduled payment, the Administrative Agent or the Fronting Agent, as applicable, may assume that such scheduled payment has been made. The Administrative Agent or the Fronting Agent, as applicable, may, but shall not be obligated to, make the amount of such scheduled payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such scheduled payment to the Administrative Agent or the Fronting Agent, as applicable, the recipient of such scheduled payment shall, on demand by the Administrative Agent or the Fronting Agent, as applicable, repay to the Administrative Agent or the Fronting Agent, as applicable, the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent or the Fronting Agent, as applicable, until the date the Administrative Agent or the Fronting Agent, as applicable, recovers such amount at a rate per annum equal to (x) in the case of such a repayment due from a Lender, the Federal Funds Effective Rate for such day, or (y) in the case of such a repayment due from a Borrower, the interest rate applicable to the relevant Loan.

               (j) Market Disruption. Notwithstanding the satisfaction of all conditions referred to in Article 5 with respect to any Advance in any currency other than Dollars, if there shall occur on or prior to the date of such Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent or the Required Lenders make it impracticable for the Eurocurrency Committed Loans or Fronted Loans, as applicable, comprising such Advance to be denominated in the currency specified by the applicable Borrower, then the Administrative Agent shall forthwith give notice thereof to such Borrower and the Lenders, and such Loans shall not be denominated in such currency but shall, in the case of Eurocurrency Committed Loans, be made on such Borrowing Date as Floating Rate Loans or issued on such date in Dollars and, in the case of Fronted Loans, be made on such Borrowing Date as Fixed Rate Loans on such date in Dollars, in an aggregate principal amount or face amount equal to the Dollar Amount of the aggregate principal amount or face amount specified in the related Committed Borrowing Notice or Fronted Borrowing Notice, as applicable, unless such Borrower notifies the Administrative Agent at least one Business Day before such date that it elects not to borrow on such date.

               (k) Lending Installations. Subject to Section 3.06, each Lender may (i) from time to time book its Loans at any Lending Installation(s) selected by such Lender, and (ii) by written or telecopy notice to the Administrative Agent (and, if applicable, the Fronting Agent) and the Borrowers, designate (or change any such prior designation) a Lending Installation through which Loans of a particular Type will be made by it and for whose account payments on such Loans are to be made. All terms of this Credit Agreement shall apply to any such Lending Installation and any Notes of a Lender shall be deemed held by such Lender for the benefit of its appropriate Lending Installation. Each Lender will notify the Administrative Agent (and, if applicable, the Fronting Agent) and Whirlpool on or prior to the date of this Credit Agreement of the Lending Installation which it intends to utilize for each Type and currency of Loan hereunder.

               (l) Withholding Tax Exemption.

                    (i) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                         (A) (1) on or before the date of any payment by a
                    Borrower incorporated in the United States under this Credit Agreement to such Lender, deliver to the Borrowers incorporated in the United States and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement, including any fees, without deduction or withholding of any United States federal income taxes;

                            (2) deliver to the Borrowers and the Administrative
                     Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

                            (3) obtain such extensions of time for filing and
                     complete such forms or certifications as may reasonably be requested by the Borrowers or the Administrative Agent; or

                         (B) in the case of any such Lender that is not a "bank"
                    within the meaning of Section 881(c)(3)(A) of the Code, (1) represent to the Borrowers (for the benefit of the Borrowers, the Administrative Agent and the Fronting Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (2) agree to furnish to the Borrowers, on or before the date of any payment by the Borrowers, with a copy to the Administrative Agent, two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Credit Agreement (and to deliver to the Borrowers, the Administrative Agent and the Fronting Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrowers or the Administrative Agent for filing and completing such forms), and (3) agree, to the extent legally entitled to do so, upon reasonable request by the Borrowers, to provide to the Borrowers (for the benefit of the Borrowers and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement; provided, that any Lender that delivers the forms and representation provided in this clause (B) must also deliver to the Borrower or Administrative Agent two accurate, complete and signed copies of either Internal Revenue Service Form W-8BEN or W-8ECI, or, in each case, an applicable successor form, establishing a complete exemption from withholding of United States federal income tax imposed on the payment of any fees, if applicable, to such Lender.

          Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Administrative Agent then such Lender shall be exempt from such requirements. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 13.02 or 13.03 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection
          (i); provided that in the case of a participant of a Lender, the obligations of such participant of a Lender pursuant to this subsection (i) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

                    (ii) If any withholding, deduction or other taxes (whether
               United States, Netherlands or otherwise) shall be or become applicable after the date of this Credit Agreement to any payments by the Borrowers to a Lender hereunder, such Lender shall use reasonable efforts to make, fund or maintain the Loan or Loans, as the case may be, through another lending office located in another jurisdiction so as to reduce, to the fullest extent possible, the Borrowers' liability hereunder, if the making, funding or maintenance of such Loan or Loans through such other office does not, in the reasonable judgment of the Lender, materially affect the Lender of such Loan.

               (m) Allocation of the Aggregate Commitment Among the Borrowers. The Borrowers understand and agree that (i) subject to the terms and conditions of this Credit Agreement, the Lenders will honor Committed Borrowing Notices, Competitive Bid Borrowing Notices and Fronted Borrowing Notices in the order received by the Administrative Agent or the Fronting Agent, as applicable, and (ii) as a result, one or more of the Borrowers may be unable to borrow or increase borrowings hereunder if other Borrowers have already borrowed hereunder in amounts which have caused the Dollar Amount of the aggregate outstanding principal amount of the Loans to equal the Aggregate Commitment.

          SECTION 2.08. BORROWING SUBSIDIARIES; ADDITIONAL BORROWING
SUBSIDIARIES.

          Whirlpool may at any time or from time to time, with the consent of the Administrative Agent, which consent shall not be unreasonably withheld, designate any of its Subsidiaries (other than any Subsidiary having its seat or its center of management in Austria) to become an "Additional Borrowing Subsidiary" (and thereby a "Borrowing Subsidiary" and a "Borrower") hereunder by satisfying the conditions precedent set forth in Section 5.03. Upon satisfaction of such conditions precedent such Subsidiary shall for all purposes be a party hereto as a Borrower as fully as if it had executed and delivered this Credit Agreement. So long as the principal of and interest on any Advances made to any

Borrowing Subsidiary under this Credit Agreement shall have been repaid or paid in full and all other obligations of such Borrowing Subsidiary under this Credit Agreement shall have been fully performed, Whirlpool may, by not less than five Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), terminate such Borrowing Subsidiary's status as a Borrower hereunder; provided, however, that Whirlpool shall concurrently terminate, if applicable, the status as a Borrower hereunder of any Subsidiary of the terminated Borrowing Subsidiary.

          SECTION 2.09. REGULATION D COMPENSATION.

          Each Lender may require each Borrower to pay, contemporaneously with each payment of interest on its Eurocurrency Committed Loans and Fronted Loans, additional interest on the related Eurocurrency Committed Loan or Fronted Loan of such Lender at a rate per annum determined by such Lender up to but not exceeding the excess of (i) (A) the Eurocurrency Base Rate then in effect for such Loan divided by (B) one minus the Reserve Requirement applicable to such Lender over (ii) such Eurocurrency Base Rate. Any Lender wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Eurocurrency Committed Loans or Fronted Loans of such Lender to such Borrower shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least three Business Days after the giving of such notice and (y) shall notify such Borrower at least five Business Days prior to each date on which interest is payable on its Eurocurrency Committed Loans or Fronted Loans of the amount then due such Lender under this Section.


                                    ARTICLE 3

                             CHANGE IN CIRCUMSTANCES

          SECTION 3.01. TAXES.

               (a) Payments to be Free and Clear. Except as otherwise provided in Section 3.01(c), all sums payable by each Borrower under the Loan Documents, whether in respect of principal, interest, fees or otherwise, shall be paid without deduction for any present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any government or any political subdivision or taxing authority thereof (but excluding franchise taxes and any tax imposed on or measured by the net income, receipts, profits or gains of any Lender) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"), which amounts shall be paid by the applicable Borrower as provided in Section 3.01(b) below. The applicable Borrower will pay each Lender the amounts necessary such that the net amount of the principal, interest, fees or other sums received and retained by each Lender is not less than the amount payable under this Credit Agreement.

               (b) Grossing-up of Payments. Except as otherwise provided in
          Section 3.01(c), if: (i) any Borrower or any other Person is required by law to make any deduction or withholding on account of any Taxes from any sum paid or expressed to be payable by such Borrower to any

          Lender under this Credit Agreement, or (ii) any party to this Credit Agreement (or any Person on its behalf) other than a Borrower is required by law to deduct or withhold any Tax from, or make a payment of Taxes with respect to, any such sum received or receivable by any Lender under this Credit Agreement:

                    (A) the applicable party shall notify the Administrative
               Agent and, if such party is not the applicable Borrower, the Administrative Agent will notify the applicable Borrower of any such requirement or any change in any such requirement as soon as such party becomes aware of it;

                    (B) the applicable Borrower shall pay all Taxes before the date on which penalties attached thereto become due and payable, such payment to be made (if the liability to pay is imposed on such Borrower) for its own account or (if that liability is imposed on any other party to this Credit Agreement) on behalf of and in the name of that party;

                    (C) the sum payable by the applicable Borrower in respect of which the relevant deduction, withholding or payment is required shall (except, in the case of any such payment, to the extent that the amount thereof is not ascertainable when that sum is paid) be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, that party receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment of Taxes) a sum equal to that which it would have received and so retained had no such deduction, withholding or payment of Taxes been required or made; and

                    (D) within thirty days after payment of any sum from which the applicable Borrower is required by law to make any deduction or withholding of Taxes, and within thirty days after the due date of payment of any Tax or other amount which it is required to pay pursuant to the foregoing subsection (B) of this Section 3.01(b), the applicable Borrower shall deliver to the Administrative Agent all such certified documents and other evidence as to the making of such deduction, withholding or payment as (x) are satisfactory to the affected parties as proof of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority, and (y) are required by any such party to enable it to claim a tax credit with respect to such deduction, withholding or payment.

               (c) Conditions to Gross-up. Notwithstanding any provision of this
          Section 3.01 to the contrary, no Borrower shall have any obligation to pay any Taxes pursuant to this Section 3.01, or to pay any amount to the Administrative Agent or any Lender pursuant to this Section 3.01, to the extent that such amount results from the failure of any Lender or the Administrative Agent or Fronting Agent to comply with its obligations pursuant to Section 2.07(l) or Section 13.05.

               (d) Refunds. If any Lender receives a refund in respect of Taxes paid by any Borrower, it shall promptly pay such refund, together with any other amounts paid by such Borrower pursuant to Section 3.01 in connection with such refunded Taxes, to such Borrower, provided that such Borrower agrees to promptly return such refund to the applicable Lender after it receives notice from the applicable Lender that it is required to repay such refund. Nothing in this Section shall be deemed to require any Lender to disclose confidential tax information.

          SECTION 3.02. INCREASED COSTS.

          If, at any time after the date of this Credit Agreement, the adoption of any applicable law or the application of any applicable governmental or quasi-governmental rule, regulation policy, guideline or directive (whether or not having the force of law), or any change therein, or any change in the interpretation or administration thereof, or the compliance of any Lender therewith,

                    (i) imposes or increases or deems applicable any reserve,
               assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than amounts paid pursuant to Section 2.09 and other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Committed Advances or Fronted Advances), or

                    (ii) imposes any other condition (not being included within the Taxes covered by Section 3.01), the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Eurocurrency Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with Eurocurrency Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Eurocurrency Loans held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the applicable Borrower or Whirlpool shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Eurocurrency Loans and its Commitment to make Eurocurrency Loans or issue; provided, however, that any amount payable pursuant to this
               Section 3.02 shall be limited to the amount incurred from and after the date one hundred fifty days prior to the date that such Lender makes such demand; and provided, further, that any amount payable pursuant to this Section 3.02 shall be paid by the applicable Borrower to the extent that such amount is reasonably allocable to such Borrower and the Advances made to it and shall otherwise be payable by Whirlpool.

          SECTION 3.03. CHANGES IN CAPITAL ADEQUACY REGULATIONS.

          If a Lender determines that the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change (as hereafter defined), then, within 15 days of demand by such Lender (with a copy of such demand to the Administrative Agent), the applicable Borrower or

Whirlpool shall pay such Lender the amount which such Lender reasonably determines is necessary to compensate it for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Credit Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy); provided, however, that any amount payable pursuant to this Section
3.03 shall be limited to the amount incurred from and after the date one hundred fifty days prior to the date that such Lender makes such demand; and provided, further, that any amount payable pursuant to this Section 3.02 shall be paid by the applicable Borrower to the extent that such amount is reasonably allocable to such Borrower and the Advances made to it and shall otherwise be payable by Whirlpool. "Change" means (i) any change after the date of this Credit Agreement in the Risk-Based Capital Guidelines (as hereafter defined), or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Credit Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (x) the risk-based capital guidelines in effect in the United States on the date of this Credit Agreement, including transition rules, and (y) the corresponding capital regulations promulgated by regulatory authorities outside the United States in effect on the date of this Credit Agreement, including transition rules.

          SECTION 3.04. AVAILABILITY OF TYPES AND CURRENCIES.

          If any Lender determines that maintenance at a suitable Lending Installation of any Type of its Eurocurrency Loans denominated in any Agreed Currency would violate any applicable law, rule, regulation or directive, whether or not having the force of law, and notifies the Borrowers and the Administrative Agent of such determination, then the affected currency shall cease to be an Agreed Currency and the Administrative Agent and the Fronting Agent shall suspend the availability of the affected Type and currency of Advance and, if such Lender determines that it is necessary, require that any Eurocurrency Loan of the affected Type and currency be repaid. If any Lender determines that deposits of a type and maturity appropriate to match fund Eurocurrency Committed Advances or Fronted Advances denominated in any Agreed Currency are not available, then the affected currency shall cease to be an Agreed Currency and the Administrative Agent and the Fronting Agent shall suspend the availability of Eurocurrency Committed Advances or Fronted Advances denominated in the affected currency. If any Lender determines that the combination of the interest rate applicable to Eurocurrency Committed Advances and Fronted Advances denominated in any Agreed Currency and payments due pursuant to Sections 3.01 and 3.02 with respect to such Eurocurrency Committed Advances or such Fronted Advances does not accurately reflect the cost of making or maintaining Eurocurrency Committed Advances and Fronted Advances in the affected currency, then the affected currency shall cease to be an Agreed Currency and the Administrative Agent and the Fronting Agent shall suspend the availability of Eurocurrency Committed Advances and Fronted Advances denominated in the affected currency.

          SECTION 3.05. FUNDING INDEMNIFICATION.

          If any payment of a Fixed Rate Loan occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Loan is not made on the date specified by the applicable Borrower for any reason other than default by a Lender, such Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Fixed Rate Loan (but excluding loss of profits).

          SECTION 3.06. MITIGATION OF ADDITIONAL COSTS OR ADVERSE CIRCUMSTANCES.

          If, in respect of any Lender, circumstances arise which would or would upon the giving of notice result in:

                    (i) an increase in the liability of a Borrower to such
               Lender under Section 3.01, 3.02 or 3.03;

                    (ii) the unavailability of a Type or currency of Committed
               Advance or Fronted Advance under Section 3.04; or

                    (iii) a Lender being unable to deliver the forms required by
               Section 2.07(l);

          then, without in any way limiting, reducing or otherwise qualifying the applicable Borrower's obligations under any of the Sections referred to above in this Section 3.06, such Lender shall promptly upon becoming aware of the same notify the Administrative Agent thereof and shall, in consultation with the Administrative Agent and Whirlpool and to the extent that it can do so without disadvantaging itself, take such reasonable steps as may be reasonably open to it to mitigate the effects of such circumstances (including, without limitation, the designation of an alternate Lending Installation or the transfer of its Loans to another Lending Installation). If and so long as a Lender has been unable to take, or has not taken, steps acceptable to Whirlpool to mitigate the effect of the circumstances in question, such Lender shall be obliged, at the request and expense of Whirlpool, to assign all its rights and obligations hereunder to another Person nominated by Whirlpool with the approval of the Administrative Agent (which shall not be unreasonably withheld) and willing to participate in the facility in place of such Lender; provided that (i) all obligations owed to such assigning Lender shall be paid in full and (ii) such Person satisfies all of the requirements of this Credit Agreement including, but not limited to, providing the forms required by Sections 2.07(l) and 13.03(b). Notwithstanding any such assignment, the obligations of the Borrowers under Sections 3.01, 3.02, 3.03 and 10.06 shall survive any such assignment and be enforceable by such Lender.

          SECTION 3.07. LENDER STATEMENTS; SURVIVAL OF INDEMNITY.

          Each Lender shall deliver to the applicable Borrower and Whirlpool a written statement of such Lender as to the amount due, if any, under Section 3.01, 3.02, 3.03 or 3.05. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the applicable Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though each Lender funded its Fixed Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable within 15 days after receipt by the applicable Borrower and Whirlpool of the written statement. The obligations of any Borrower under Sections 3.01, 3.02, 3.03 or 3.05 shall survive payment of any other of such Borrower's Obligations and the termination of this Credit Agreement.


                                    ARTICLE 4

                                    GUARANTY

          SECTION 4.01. GUARANTY.

          For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Lenders to make Advances to each of the Borrowing Subsidiaries, Whirlpool hereby irrevocably, absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future obligations of each of the Borrowing Subsidiaries to the Administrative Agent, the Fronting Agent and the Lenders, or any of them, under or with respect to the Loan Documents, whether for principal, interest (including, without limitation, all interest accruing subsequent to the commencement of any case, proceeding or other action relating to any Borrowing Subsidiary under the Bankruptcy Code or any similar law with respect to the bankruptcy, insolvency or reorganization of any Borrowing Subsidiary, and all interest which, but for any such case, proceeding or other action would otherwise accrue), fees, expenses or otherwise (collectively, the "Guaranteed Obligations"). Whirlpool also agrees that all payments under this guaranty shall be made in the same currency and manner as provided herein for the Guaranteed Obligations.

          SECTION 4.02. WAIVERS.

          Whirlpool waives notice of the acceptance of this guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Whirlpool further waives presentment, protest, notice of notices delivered or demand made on any Borrowing Subsidiary or action or delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Administrative Agent, the Fronting Agent and the Lenders to sue any Borrowing Subsidiary, any other guarantor or any other Person obligated with respect to the Guaranteed Obligations or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Obligations or any part thereof.

          SECTION 4.03. GUARANTY ABSOLUTE.

          This guaranty is a guaranty of payment and not of collection, it is a primary obligation of Whirlpool and not one of surety, and the validity and enforceability of this guaranty shall be absolute and unconditional irrespective of, and shall not be impaired or affected by, any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral; (c) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral;
(f) the application of payments received from any source to the payment of obligations other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this guaranty even though the Administrative Agent, the Fronting Agent and the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this guaranty; (g) any change in the ownership of any Borrowing Subsidiary or the insolvency, bankruptcy or any other change in the legal status of any Borrowing Subsidiary; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or payment when due of the Guaranteed Obligations; (i) the failure of Whirlpool or any Borrowing Subsidiary to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this guaranty; (j) the existence of any claim, setoff or other rights which Whirlpool may have at any time against any Borrowing Subsidiary, or any other Person in connection herewith or an unrelated transaction; or (k) any other circumstances, whether or not similar to any of the foregoing, which could constitute a defense to a guarantor; all whether or not Whirlpool shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (k) of this
Section 4.03. It is agreed that Whirlpool's liability hereunder is several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that Whirlpool's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Borrowing Subsidiary of the Guaranteed Obligations in the manner agreed upon between such Borrowing Subsidiary and the Administrative Agent and the Lenders.

          SECTION 4.04. CONTINUING GUARANTY.

          The Lenders may make or continue Loans to any of the Borrowing Subsidiaries from time to time without notice to or authorization from Whirlpool regardless of the financial or other condition of any Borrowing Subsidiary at the time any Loan is made or continued, and no Lender shall have any obligation to disclose or discuss with Whirlpool its assessment of the financial condition of any of the Borrowing Subsidiaries. This guaranty shall continue in effect, notwithstanding any extensions, modifications, renewals or indulgences with respect to, or substitution for, the Guaranteed Obligations or any part thereof, until all of the Guaranteed Obligations shall have been paid in full and all of the Commitments shall have expired or been terminated.

          SECTION 4.05. DELAY OF SUBROGATION.

          Until the Guaranteed Obligations have been paid in full, Whirlpool shall not exercise any right of subrogation with respect to payments made by Whirlpool pursuant to this guaranty.

          SECTION 4.06. ACCELERATION.

          Whirlpool agrees that, as between Whirlpool on the one hand, and the Lenders, the Fronting Agent and the Administrative Agent, on the other hand, the obligations of any Borrowing Subsidiary guaranteed under this Article 4 may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 9.01 for purposes of this Article 4, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting such Borrowing Subsidiary or otherwise) preventing such declaration as against such Borrowing Subsidiary and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by such Borrowing Subsidiary) shall forthwith become due and payable by Whirlpool for purposes of this Article 4.

          SECTION 4.07. REINSTATEMENT.

          The obligations of Whirlpool under this Article 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Whirlpool agrees that it will indemnify the Administrative Agent, the Fronting Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent, the Fronting Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.


                                    ARTICLE 5

                              CONDITIONS PRECEDENT

          Section 5.01. Closing.

          This Credit Agreement shall not be effective until a date (the "Closing Date") upon which each Borrower which is an original signatory hereto (each, an "Original Borrower" and collectively, the "Original Borrowers") has furnished or caused to be furnished to the Administrative Agent the following:

                    (i) A copy of the articles, certificate or charter of
               incorporation or similar document of each Original Borrower, certified by the Secretary or Assistant Secretary or other Authorized Representative of each Original Borrower or by the appropriate governmental officer in the jurisdiction of incorporation or organization of each Original Borrower within ten days of the Closing Date;

                    (ii) A certificate of good standing, to the extent
               applicable, for each Original Borrower from its jurisdiction of incorporation dated within ten days of the Closing Date;

                    (iii) A copy, certified as of the Closing Date by the
               Secretary or Assistant Secretary or other Authorized Representative of each Original Borrower, of its by-laws or similar governing document;

                    (iv) A copy, certified as of the Closing Date by the
               Secretary or Assistant Secretary or other Authorized Representative of each Original Borrower, of the resolutions of its Board of Directors (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for any Lender) authorizing the execution of this Credit Agreement and the other Loan Documents to be executed by it;

                    (v) An incumbency certificate, executed as of the Closing
               Date by the Secretary or an Assistant Secretary of Whirlpool, which shall identify by name and title and bear the signature of all of the Authorized Officers, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by Whirlpool;

                    (vi) An incumbency certificate, executed as of the Closing
               Date by the Secretary or an Assistant Secretary or other Authorized Representative of each Original Borrower, which shall identify by name and title and bear the signature of the officers of such Original Borrower authorized to sign this Credit Agreement and the other Loan Documents to be executed by such Original Borrower and to receive extensions of credit hereunder, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Original Borrower;

                    (vii) A certificate, signed by an Authorized Officer stating that on the Closing Date (i) no Default or Unmatured Default has occurred and is continuing and (ii) the representations and warranties contained in Article 6 are true and correct in all material respects;

                    (viii) Written opinions of counsel to each Original Borrower given upon the express instructions of each Original Borrower, each dated the Closing Date and addressed to the Administrative Agent and each of the Lenders, in form and substance satisfactory to the Administrative Agent;

                    (ix) Since December 31, 2004, there has been no development or event relating to or affecting Whirlpool or any of its Subsidiaries that has had or could be reasonably expected to have a Material Adverse Effect; and

                    (x) Such other documents and information as any Lender or
               its counsel may have reasonably requested.

          SECTION 5.02. EFFECTIVENESS.

          No Lender shall be required to make the initial Advance hereunder to any Borrower until a date (the "Effective Date") upon which the Borrowers have furnished or caused to be furnished to the Administrative Agent a certificate, signed by an Authorized Officer stating that on the Effective Date (i) no Default or Unmatured Default has occurred and is continuing, (ii) the representations and warranties contained in Article 6 are true and correct in all material respects and (iii) the Requisite Approvals have been obtained.

          SECTION 5.03. INITIAL ADVANCE TO EACH ADDITIONAL BORROWING SUBSIDIARY.

          No Lender shall be required to make an Advance hereunder to an Additional Borrowing Subsidiary unless such Additional Borrowing Subsidiary has furnished or caused to be furnished to the Administrative Agent the following:

                    (i) An Assumption Agreement executed and delivered by such
               Additional Borrowing Subsidiary and containing the written consent of Whirlpool at the foot thereof, as contemplated by
               Section 2.08;

                    (ii) A copy of the articles, certificate or charter of
               incorporation or other similar document of such Additional Borrowing Subsidiary, certified by the appropriate governmental officer in the jurisdiction of incorporation of such Additional Borrowing Subsidiary within ten days of the date of delivery;

                    (iii) A certificate of good standing, to the extent
               applicable, for such Additional Borrowing Subsidiary from its jurisdiction of incorporation dated within ten days of the date of delivery;

                    (iv) A copy, certified as of the date of delivery by the
               Secretary or Assistant Secretary of such Additional Borrowing Subsidiary, of its by-laws;

                    (v) A copy, certified as of the date of delivery by the
               Secretary or Assistant Secretary of such Additional Borrowing Subsidiary, of the resolutions of its Board of Directors (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for any Lender) authorizing the execution of its Assumption Agreement and the other Loan Documents to be executed by it;

                    (vi) An incumbency certificate, executed as of the date of delivery by the Secretary or an Assistant Secretary of such Additional Borrowing Subsidiary, which shall identify by name and title and bear the signature of the officers of such Additional Borrowing Subsidiary authorized to sign its Assumption Agreement and the other Loan Documents to be executed by such Additional Borrowing Subsidiary and to receive extensions of credit hereunder, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Additional Borrowing Subsidiary; and

                    (vii) Written opinions of counsel to such Additional
               Borrowing Subsidiary given upon the express instructions of each Additional Borrowing Subsidiary, each dated the date of delivery and addressed to the Administrative Agent and each of the Lenders, in form and substance satisfactory to the Administrative Agent; and

                    (viii) Documentation and other evidence as is reasonably
               requested by the Administrative Agent or any Lender in order for the Administrative Agent or such Lender to carry out and be satisfied it has complied with the results of all necessary "know your customer" or other similar checks under all applicable laws and regulations.

          SECTION 5.04. EACH EXTENSION OF CREDIT.

          No Lender shall be required to make any Advance (including, without limitation, the initial Advance hereunder) and the Term Loan Election may not be exercised unless on the applicable Borrowing Date or the Term Loan Conversion Date, as the case may be:

                    (i) Prior to and after giving effect to such Advance or the
               Term Loan Election there exists no Default or Unmatured Default;

                    (ii) The representations and warranties contained in Article
               6 are true and correct as of such Borrowing Date or the Term Loan Conversion Date (except the representations and warranties set forth in Sections 6.04, 6.05 and 6.07, which representations and warranties shall be true and correct as of the respective dates specified therein);

                    (iii) All legal matters incident to the making of such
               Advance shall be reasonably satisfactory to the Lenders and their counsel; and

                    (iv) The applicable Borrower shall have delivered the
               applicable notices described in Section 2.02, 2.03(a), 2.04(f) or 2.05(e).

          Each request for extension of credit and the giving of notice of the Term Loan Election hereunder shall constitute a representation and warranty by the applicable Borrower that the conditions contained in Sections 5.04(i) and
(ii) have been satisfied.


                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

         Each of the Borrowers represents and warrants to the Lenders that:

          SECTION 6.01. EXISTENCE AND STANDING.

          It and each of its Material Subsidiaries is duly incorporated or otherwise organized, validly existing and (to the extent applicable) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted; provided that for purposes of this Section 6.01, "Material Subsidiaries" shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 6.02. AUTHORIZATION AND VALIDITY.

          It has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. Its execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate or other proceedings, and the Loan Documents to which it is a party constitute its legal, valid and binding obligations enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of money) contained herein or therein may be limited by equitable principles generally and by principles of good faith and fair dealing.

          SECTION 6.03. NO CONFLICT; GOVERNMENT CONSENT.

          Neither its execution and delivery of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor its compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its Subsidiaries or the articles, certificate or charter of incorporation or by-laws or other organizational documents of it or any of its Subsidiaries or the provisions of any indenture, instrument or agreement to which it or any of its Subsidiaries is a party or is subject, or by which it or its Property is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of it or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement, in any such case which violation, conflict, default, creation or imposition has not had or could not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, its execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents to which it is a party other than those the absence of which has not had or could not reasonably be expected to have a Material Adverse Effect.

          SECTION 6.04. FINANCIAL STATEMENTS.

          The December 31, 2004 financial statements of Whirlpool and its Consolidated Subsidiaries were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the financial condition of Whirlpool and its Consolidated Subsidiaries at such date and the results of their operations for the period then ended.

          SECTION 6.05. MATERIAL ADVERSE CHANGE.

          As of the date of this Credit Agreement, there has been no change since December 31, 2004 in the business, Property, condition (financial or otherwise) or results of operations of Whirlpool and its Consolidated Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

          SECTION 6.06. TAXES.

          Whirlpool and its Subsidiaries have filed all United States federal income tax returns and all other material tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by Whirlpool or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. No material tax liens have been filed and no material claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Whirlpool and its Subsidiaries in respect of any taxes or other governmental charges are adequate. For purposes of this Section 6.06, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 6.07. LITIGATION AND CONTINGENT OBLIGATIONS.

          As of the date of this Credit Agreement, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to its knowledge, threatened against or affecting it or any of its Subsidiaries which has had or could reasonably be expected to have a Material Adverse Effect, and neither it nor any of its Subsidiaries has any material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.04.

          SECTION 6.08. ERISA.

          No member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $50,000,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, no member of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan. For purposes of this Section 6.08, the "Controlled Group" shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 6.09. ACCURACY OF INFORMATION.

          No information or report furnished by it to the Administrative Agent, the Fronting Agent or the Lenders in connection with the negotiation of, or compliance with, the Loan Documents contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein not misleading.

          SECTION 6.10. MATERIAL AGREEMENTS.

          Neither it nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing any Indebtedness or Off-Balance Sheet Obligations with an outstanding principal amount (or implied or attributed principal amount) in excess of $50,000,000, provided that for purposes of this clause (ii), "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 6.11. COMPLIANCE WITH LAWS.

          It and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government, or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except where non-compliance with any such statute, rule, regulation, order or restriction cannot reasonably be expected to have a Material Adverse Effect. Neither it nor any of its Subsidiaries has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

          SECTION 6.12. PUBLIC UTILITY HOLDING COMPANY ACT.

          Neither Whirlpool nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended; provided that for purposes of this Section 6.12, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 6.13. INVESTMENT COMPANY ACT.

          Neither Whirlpool nor any of its Subsidiaries is an "investment company" or an "affiliated person" thereof or an "affiliated person" of such affiliated person as such terms are defined in the Investment Company Act of 1940, as amended; provided that for purposes of this Section 6.13, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 6.14. ENVIRONMENTAL MATTERS.

          In the ordinary course of its business, Whirlpool conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of Whirlpool and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or hazardous substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, Whirlpool has concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, would not reasonably be expected to have a Material Adverse Effect. For purposes of this Section 6.14, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 6.15 PROPER LEGAL FORM.

          Each Loan Document to which a Borrower that is not domiciled in the United States is a party is in proper legal form under the law of the jurisdiction in which such Borrower is organized, formed or incorporated for the enforcement thereof against such Borrower under the law of such jurisdiction. To ensure the legality, validity, enforceability or admissibility in evidence of each such Loan Document in such jurisdiction, it is not necessary that any such Loan Document or any other document be filed or recorded with any court or other authority of such jurisdiction or that any stamp or similar tax be paid on or in respect of any such Loan Documents.

          SECTION 6.16 SOLVENCY.

          Immediately after giving effect to each Advance made on or after the Effective Date, (a) each of the applicable Borrower and Whirlpool is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) neither such Borrower nor Whirlpool intends to, nor does it believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (c) neither such Borrower nor Whirlpool is engaged in a business or a transaction, nor is it about to engage in a business or a transaction, for which such Person's assets would constitute unreasonably small capital, (d) the fair value of the assets of each of such Borrower and Whirlpool is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair saleable value of the assets of each of such Borrower and Whirlpool is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          SECTION 6.17 TAX SHELTER REGULATIONS.

          The Borrowers do not intend to treat the Advances as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If any Borrower so notifies the Administrative Agent, such Borrower acknowledges that one or more of the Lenders may treat its Advances as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

          SECTION 6.18 REPRESENTATIONS OF DUTCH BORROWERS.

                    (a) Each Dutch Borrower is in compliance with the applicable provisions of the Dutch Banking Act and any implementing regulations, including, without limitation, the Dutch Exemption Regulation; and

                    (b) Each Dutch Borrower has verified the status of each
               Lender as a Professional Market Party.


                                    ARTICLE 7

                                    COVENANTS

          During the term of this Credit Agreement, unless the Required Lenders shall otherwise consent in writing:

          SECTION 7.01. FINANCIAL REPORTING.

          The Borrowers will maintain, for Whirlpool and each of its Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Administrative Agent, for distribution to the Lenders:

                    (i) Within 90 days after the close of each of Whirlpool's
               fiscal years, an unqualified audit report certified by independent certified public accountants of recognized national standing selected by Whirlpool, prepared in accordance with generally accepted accounting principles on a consolidated basis for Whirlpool and its Consolidated Subsidiaries, including a consolidated balance sheet as of the end of such period and related consolidated statements of earnings and cash flows, and accompanied by a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof;

                    (ii) Within 60 days after the close of each of the first
               three quarterly periods of each of Whirlpool's fiscal years, for Whirlpool and the Consolidated Subsidiaries, an unaudited consolidated balance sheet as at the close of such period and a consolidated statement of earnings and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified, subject to year-end audit adjustments, by an Authorized Officer;

                    (iii) Together with the financial statements required
               pursuant to clauses (i) and (ii) above, a compliance certificate in substantially the form of Exhibit "G" hereto signed by an Authorized Officer showing the calculations necessary to determine compliance with this Credit Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof;

                    (iv) Promptly upon the furnishing thereof to the
               shareholders of Whirlpool, copies of all financial statements, reports and proxy statements so furnished;

                    (v) Promptly upon the filing thereof, copies of all
               registration statements and annual, quarterly, monthly or other regular reports which Whirlpool or any of its Subsidiaries files with the Securities and Exchange Commission;

                    (vi) If and when Whirlpool or any member of the Controlled
               Group (A) gives or is required to give notice to the PBGC of any Reportable Event with respect to any Plan which would constitute grounds for a termination of such Plan under ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any Reportable Event, (B) receives notice of complete or partial withdrawal liability under Title IV of ERISA,
               (C) receives notice that any Multiemployer Plan is in reorganization under Section 4242 of ERISA or may become insolvent under Section 4245 of ERISA, or (D) receives notice from the PBGC that it will institute proceedings asserting liability under Title IV of ERISA or to terminate a Plan under
               Section 4042 of ERISA or will apply to the appropriate United States District Court to seek the appointment of a trustee to administer any Plan, then, in each such event, Whirlpool shall deliver to the Administrative Agent copies of such notice given, required to be given or received, as the case may be; provided that Whirlpool shall be required to deliver copies of the notices referred to in this Section 7.01(vi) only to the extent that it knows or should know of the giving or receipt of such a notice;

                    (vii) Within a reasonable time after receipt of a request
               therefor, which time shall in any event be not less than two days nor more than thirty days, such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request; and

                    (viii) Promptly after a Borrower has notified the
               Administrative Agent of any intention by such Borrower to treat the Advances as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

          SECTION 7.02. USE OF PROCEEDS.

          Each of the Borrowers will use the proceeds of the Advances only for general corporate purposes (including the financing of Acquisitions) and to repay outstanding Advances. No Borrower will, and no Borrower will permit any of its Subsidiaries to, use any of the proceeds of the Advances to (i) purchase or carry any "margin stock" (as defined in Regulation U) or in contravention of Regulation X or (ii) make an Acquisition of capital stock of another Person unless the board of directors (or other comparable governing body) of such Person has duly approved such Acquisition.

          SECTION 7.03. NOTICE OF DEFAULT.

          Promptly after any Authorized Officer referenced in clauses (i), (ii) or (iii) of the definition of Authorized Officer or any assistant treasurer becomes aware of the occurrence of any Default or Unmatured Default, Whirlpool will give notice in writing to the Administrative Agent of the occurrence of such Default or Unmatured Default.

          SECTION 7.04. EXISTENCE.

          Each of the Borrowers will, and will cause each of its Subsidiaries to, do all things necessary to remain duly incorporated or otherwise organized, validly existing and (to the extent applicable) in good standing in its jurisdiction of incorporation or organization and maintain all requisite authority to conduct its business in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business is such that failure to maintain such authority has resulted or could result in a Material Adverse Effect; provided, however, that the existence of any Subsidiary which is not a Borrower may be terminated and any right, franchise or license of any Subsidiary which is not a Borrower may be terminated or abandoned if in the good faith judgment of the appropriate officer or officers of Whirlpool, such termination or abandonment is in its best interest and is not materially disadvantageous to the Lenders.

          SECTION 7.05. TAXES.

          Each of the Borrowers will, and will cause each of its Subsidiaries to, pay when due all material taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings diligently conducted (or, in the case of any such tax, those the payment of which can be delayed without penalty) and with respect to which adequate reserves have been set aside; provided that for purposes of this Section 7.05, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 7.06. INSURANCE.

          Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies, or by way of such self-insurance as Whirlpool considers appropriate, insurance on its Property in such amounts and covering such risks of loss of a character usually insured by corporations of comparable size and financial strength and with comparable risks; provided that for purposes of this Section 7.06, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          Section 7.07. Compliance with Laws.

          Each of the Borrowers will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject (including, without limitation, all laws, rules or regulations under ERISA and all environmental laws and regulations) which, if violated, could reasonably be expected to have a Material Adverse Effect.

          Section 7.08. Inspection.

          Each of the Borrowers will, and will cause each of its Subsidiaries to, permit the Lenders, by their respective representatives and agents, to inspect at all reasonable times, and at the risk and expense of the inspecting party, any of the Properties, corporate books and financial records of such Borrower and each of its Subsidiaries, to examine and make copies (subject to any confidentiality agreement reasonably acceptable to the applicable Borrower and the inspecting party, copyright laws and similar reasonable requirements) of the books of accounts and other financial records of such Borrower and each of its Subsidiaries, and to discuss the affairs, finances and accounts of such Borrower and each of its Subsidiaries with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate; provided that for purposes of this Section 7.08, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 7.09. CONSOLIDATIONS, MERGERS, DISSOLUTION AND SALE OF ASSETS.

          Whirlpool will not, nor will it permit any Borrowing Subsidiary to, sell, lease, transfer or otherwise dispose of all or substantially all of its assets (whether by a single transaction or a number of related transactions and whether at one time or over a period of time) or to dissolve or to consolidate with or merge into any Person or permit any Person to merge into it, except that
(i) Whirlpool or such Borrowing Subsidiary may consolidate with or merge into, any other Person, or permit another Person to merge into it so long as (a) if such transaction involves Whirlpool, Whirlpool shall be the continuing or surviving Person, (b) subject to clause (a), if such transaction involves a Borrowing Subsidiary, a Borrowing Subsidiary shall be the continuing or surviving Person and (c) immediately after such merger or consolidation or sale, there shall not exist any Default or Unmatured Default and (ii) a Borrowing Subsidiary may sell all or substantially all of its assets to Whirlpool.

          SECTION 7.10. LIENS.

          No Borrower will, nor will any Borrower permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien in or on any of its Property, except:

               (i) Liens existing on the date of this Credit Agreement securing Indebtedness outstanding on the date of this Credit Agreement;

               (ii) Liens for taxes not delinquent and Liens for taxes which are being contested in good faith and by appropriate proceedings diligently conducted and in respect to which such Borrower or such Subsidiary, as the case may be, shall have set aside on its books an adequate reserve;

               (iii) purchase money Liens (including those incurred in connection with synthetic leases) on fixed assets or other physical Properties hereafter acquired and not theretofore owned by any Borrower or any Subsidiary of a Borrower (provided such Liens are created at the time of acquisition or within 90 days thereafter), and Liens existing on the date of acquisition on fixed assets or other physical Properties acquired by any Borrower or any Subsidiary of a Borrower after the date hereof and not theretofore owned by any Borrower or any Subsidiary of a Borrower, if in each such case, such fixed assets or physical Properties are not or shall not thereby become encumbered in an amount in excess of the fair market value thereof at the time such Lien was or will be created (as determined in good faith by the Board of Directors of such Borrower or such Subsidiary, as the case may be) plus any amount in excess of such fair market value which shall have been applied to Section 7.10(xvi) below, and refundings or extensions of the foregoing Liens for amounts not exceeding the principal amounts so refunded or extended and applying only to the same fixed assets or physical Property theretofore subject to such Lien and fixtures and building improvements thereon;

               (iv) (A) any deposit or pledge as security for the performance of any contract or understanding not directly or indirectly in connection with the borrowing of money or the security of Indebtedness, if made and continuing in the ordinary course of business, (B) any deposit or pledge with any governmental agency required or permitted to qualify any Borrower or any Subsidiary of a Borrower to conduct business, to maintain self-insurance or to obtain the benefits of any law pertaining to workmen's compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings, (C) deposits or pledges made in the ordinary course of business to obtain the release of mechanics', workmen's, repairmen's or warehousemen's Liens or the release of property in the possession of a common carrier, (D) easements, licenses, franchises or minor encumbrances on or over any real property which do not materially detract from the value of such real property or its use in the business of the applicable Borrower or Subsidiary, or (E) other deposits or pledges similar to those referred to in clauses (B) and (C) of this Section 7.10(iv), if made and continuing in the ordinary course of business;

               (v) Liens of carriers, warehousemen, mechanics, laborers and materialmen for sums not yet due or being contested in good faith and by appropriate proceedings diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor;

               (vi) Liens on Property of any Subsidiary of a Borrower exclusively in favor of one or more of the Borrowers or other Subsidiaries of a Borrower;

               (vii) mortgages, pledges, Liens or charges existing on Property acquired by any Borrower or any Subsidiary of a Borrower through the exercise of rights arising out of defaults on receivables of any Borrower or any Subsidiary of a Borrower;

               (viii) any banker's Lien or right of offset on moneys of any Borrower or any Subsidiary of a Borrower in favor of any lender or holder of its commercial paper deposited with such lender or holder in the ordinary course of business;

               (ix) Liens securing Indebtedness in respect of lease obligations which with respect to any Borrower or any Subsidiary of a Borrower constitute Non-Recourse Obligations;

               (x) interests of lessees in Property owned by any Borrower or any Subsidiary of a Borrower where such interests are created in the ordinary course of their respective leasing activities and are not created directly or indirectly in connection with the borrowing of money or the securing of Indebtedness by any Borrower or any Subsidiary of a Borrower;

               (xi) Liens incidental to the conduct of the business of any Borrower or any Subsidiary of a Borrower or the ownership of their respective Properties which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of their Properties or materially impair the use thereof in the operation of their businesses;

               (xii) Judgment liens which are not a Default under Section 8.08;

               (xiii) Liens in favor of customs and revenue authorities arising as a matter of law or regulation to secure the payment of customs duties in connection with the importation of goods and deposits made to secure statutory obligations in the form of excise taxes;

               (xiv) Statutory liens of depository or collecting banks on items in collection and any accompanying documents or the proceeds thereof;

               (xv) Liens arising from precautionary UCC financing statement filings regarding operating leases; and


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
               (xvi) Liens in addition to the Liens permitted by Sections 7.10(i) through (xv), inclusive; provided that such Liens may not exist if: (a) the value of all assets subject to such Liens at any time exceeds an amount equal to 15% of the value of all assets of Whirlpool and its Consolidated Subsidiaries or (b) the value of all assets located in the United States of America subject to such Liens at any time exceeds an amount equal to 5% of the value of all assets of Whirlpool and its Consolidated Subsidiaries, in each case, as shown on its most recent audited consolidated balance sheet and as determined in accordance with generally accepted accounting principles or (c) the incurrence of the Indebtedness or Off-Balance Sheet Obligations to be secured by such Liens would cause a violation of
          Section 7.11;

          provided that for purposes of this Section 7.10, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 7.11. SUBSIDIARY INDEBTEDNESS.

          Whirlpool will not permit its Subsidiaries to, contract, create, incur, assume or permit to exist Indebtedness or Off-Balance Sheet Obligations if the sum of: (i) the aggregate amount of all Indebtedness and Off-Balance Sheet Obligations contracted, created, incurred, assumed or permitted by a Subsidiary of Whirlpool (other than Indebtedness incurred by a Borrowing Subsidiary under this Credit Agreement) plus (ii) without duplication, the amount of all Indebtedness and Off-Balance Sheet Obligations subject to a Lien (other than Liens permitted by Sections 7.10(i) through (xv) inclusive) exceeds 15% of the value of all assets of Whirlpool and its Consolidated Subsidiaries, as shown on its most recent audited consolidated balance sheet and as determined in accordance with generally accepted accounting principles; provided that for purposes of this Section 7.11, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 7.12. LEVERAGE RATIO.

          Whirlpool shall maintain, as of the last day of each fiscal quarter of Whirlpool, a Leverage Ratio of less than or equal to 3.0 to 1.0.

          SECTION 7.13. INTEREST COVERAGE RATIO.

          Whirlpool shall maintain, as of the last day of each fiscal quarter of Whirlpool, an Interest Coverage Ratio of greater than or equal to 2.0 to 1.0.

          SECTION 7.14. OWNERSHIP OF BORROWING SUBSIDIARIES.

          Each Borrowing Subsidiary shall at all times be a wholly-owned Subsidiary of Whirlpool.


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
         SECTION 7.15.     TRANSACTIONS WITH AFFILIATES.

          Whirlpool will not, and will not permit any Subsidiary to, directly or indirectly, pay any material amount of funds to or for the account of, make any material investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any material assets, tangible or intangible, to, or participate in, or effect, any material transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to Whirlpool or such Subsidiary as would have been obtained from a third party who was not an Affiliate; provided that for purposes of this Section 7.15, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 7.16. LIMITATION ON RESTRICTED ACTIONS.

          No Borrower will, nor will it permit its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's capital stock (or other equity interests), (b) pay any Indebtedness owed to any Borrower, (c) make loans or advances to any Borrower or
(d) transfer any of its property to any Borrower, except for (i) encumbrances or restrictions existing under or by reason of this Credit Agreement, (ii) those imposed by applicable laws or regulations, (iii) agreements in existence and as in effect on the Closing Date (and any refundings, replacements or refinancing of the same not in excess of the then outstanding amount of the obligations thereunder and containing restrictions which are not less favorable to Whirlpool and its Subsidiaries), (iv) in connection with any Lien permitted by Section
7.10 or any document or instrument governing any such Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Lien, (v) pursuant to customary restrictions and conditions contained in any agreement relating to any sale of assets not prohibited hereunder pending the consummation of such sale and (vi) customary non-assignment provisions in contracts; provided, further, that for purposes of this Section 7.16, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 7.17. LIMITATION ON NEGATIVE PLEDGES.

          No Borrower will, nor will it permit its Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except (a) as set forth in this Credit Agreement, (b) agreements in existence and as in effect on the Closing Date (and any refundings, replacements of the same not in excess of the then outstanding amount of the obligations thereunder and containing restrictions which are not less favorable to Whirlpool and its Subsidiaries),
(c) in connection with any Lien permitted by Section 7.10 or any document or instrument governing any such Lien, provided that any such restriction contained


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
therein relates only to the asset or assets subject to such Lien, (d) customary restrictions and conditions contained in any agreement relating to the sale of any assets not prohibited hereunder pending the consummation of such sale, (vi) customary non-assignment provisions in contracts and (vii) in connection with Indebtedness incurred by a Foreign Subsidiary that is otherwise permitted hereunder, encumbrances or restrictions that are required by applicable law or governmental regulation on the ability of such Foreign Subsidiary to pay dividends or make distributions; provided that for purposes of this Section 7.17, "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

          SECTION 7.18. MATERIAL CONTRACTS.

          Each of the Borrowers will, and will cause its Subsidiaries to, perform in all material respects all of its obligations under the terms of all contracts to which it is a party or by which it is bound, other than such non-performance as would not reasonably be expected to have a Material Adverse Effect. For purposes of this Section 7.18 "contracts" shall not include indentures, mortgages, security agreements or other debt instruments or agreements securing debt instruments.

                                    ARTICLE 8

                                    DEFAULTS

          The occurrence of any one or more of the following events shall constitute a Default:

          SECTION 8.01. REPRESENTATIONS AND WARRANTIES.

          Any representation or warranty made or deemed made by or on behalf of any Borrower to the Lenders, the Fronting Agent or the Administrative Agent under or in connection with this Credit Agreement or in any certificate or other information delivered in connection with this Credit Agreement or any other Loan Document shall be materially false on the date as of which made or deemed made.

          SECTION 8.02. PAYMENT.

               (i) Nonpayment of principal under the Loan Documents when due, or

               (ii) nonpayment of interest or of any facility fee, utilization fee, [fronting fee] or any other obligations under any of the Loan Documents within five days after the same becomes due.

          SECTION 8.03. COVENANTS.

               (a) The breach by any Borrower of any of the terms or provisions of Section 7.02, 7.09, 7.10, 7.11, 7.12, 7.13, 7.14, 7.16, 7.17 or
          7.18.

               (b) The breach by any Borrower of any of the terms or provisions of Section 7.01 and such breach shall continue unremedied for a period of five or more Business Days.


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
               (c) The breach by any Borrower (other than a breach which constitutes a Default under Section 8.01, 8.02, 8.03(a) or 8.03(b)) of any of the terms or provisions of this Credit Agreement and such breach shall continue unremedied for a period of thirty or more days after the earlier of (i) receipt of written notice from the Administrative Agent or any Lender as to such breach or (ii) the date on which an Authorized Representative of a Borrower became aware of such breach.

          SECTION 8.04. OTHER OBLIGATIONS.

               (a) Failure of any Borrower or Subsidiary of a Borrower to pay when due Indebtedness (other than the Obligations) or Off-Balance Sheet Obligations in an aggregate amount greater than $50,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars); or the default by any Borrower or any Subsidiary of a Borrower in the performance of any term, provision or condition contained in any agreement under which any Indebtedness (other than the Obligations) or Off-Balance Sheet Obligations in an aggregate amount greater than $50,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars) was created or is governed, the effect of which is to cause, or to permit the holder or holders of any Indebtedness or Off-Balance Sheet Obligations to cause, Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $50,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars) to become due prior to its stated maturity; or Indebtedness (other than the Obligations) or Off-Balance Sheet Obligations in an aggregate amount greater than $50,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof; provided that for purposes of this Section 8.04(a), "Subsidiaries" of Whirlpool shall not include Maytag Corporation and its Subsidiaries for the period commencing with the acquisition thereof by Whirlpool and ending 30 days thereafter.

               (b) Failure of Maytag Corporation or a Subsidiary of Maytag Corporation to pay when due Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $50,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars); or the default by Maytag Corporation or a Subsidiary of Maytag Corporation in the performance of any term, provision or condition contained in any agreement under which any Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $50,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars) was created or is governed, the effect of which is to cause Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $50,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars) to become due prior to its stated maturity; or Indebtedness or Off-Balance Sheet Obligations in an aggregate amount greater than $50,000,000 (or the Dollar Amount of Indebtedness or Off-Balance Sheet Obligations denominated in a currency other than Dollars) shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.


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
          SECTION 8.05. BANKRUPTCY.

          Any Borrower or any Material Subsidiary of a Borrower shall (i) have an order for relief entered with respect to it under the Bankruptcy Code or any other bankruptcy, insolvency or other similar law as now or hereafter in effect,
(ii) make an assignment for the benefit of creditors, (iii) fail to pay, or admit in writing its inability to pay, its debts generally as they become due,
(iv) apply for, seek, consent to, or acquiesce in the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (v) institute any proceeding seeking an order for relief under the Bankruptcy Code or any other bankruptcy, insolvency or other similar law as now or hereafter in effect or seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under the Bankruptcy Code or any other law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 8.05 or (vii) fail to contest in good faith any appointment or proceeding described in Section 8.06.

          SECTION 8.06. RECEIVERSHIP, ETC.

          Without the application, approval or consent of any Borrower or any Material Subsidiary of a Borrower, a receiver, trustee, examiner, liquidator or similar official shall be appointed for any Borrower or any Material Subsidiary of a Borrower or any Substantial Portion of the Property of any such Person, or a proceeding described in Section 8.05(v) shall be instituted against any Borrower or any Material Subsidiary of a Borrower and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 90 consecutive days.

          SECTION 8.07. CONDEMNATION.

          Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of any Borrower or any Subsidiary of a Borrower which, when taken together with all other Property of any Borrower or any Subsidiary of a Borrower so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion.

          SECTION 8.08. JUDGMENTS.

          Any Borrower or any Subsidiary of a Borrower shall fail within sixty days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $50,000,000 which is not stayed on appeal or otherwise being appropriately contested in good faith.


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
          SECTION 8.09. ERISA.

          Whirlpool or any other member of the Controlled Group shall fail to pay when due any amount or amounts which it shall have become liable to pay to the PBGC or to any Plan, or any notice of intent to terminate a Plan having aggregate Unfunded Vested Liabilities in excess of $50,000,000 shall be filed by a member of the Controlled Group and/or any Plan administrator, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any such Plan, or a condition shall exist which would entitle the PBGC to obtain a decree adjudicating that any such Plan must be terminated.

          SECTION 8.10. GUARANTY.

          Whirlpool's guaranty of the Guaranteed Obligations pursuant to Article 4 shall cease to be in full force and effect as a legal, valid, binding and enforceable obligation of Whirlpool or Whirlpool shall disaffirm or seek to disaffirm any of its obligations under or with respect to its guaranty of the Guaranteed Obligations pursuant to Article 4.

          SECTION 8.11. CHANGE OF CONTROL.

          Any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 40% or more of the outstanding shares of common stock of Whirlpool; or, during any period of 12 consecutive calendar months, individuals who were directors of Whirlpool on the first day of such period (together with any new directors whose election or nomination to the Board of Directors of Whirlpool was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason other than retirement, death, or disability to constitute a majority of the board of directors of Whirlpool.


                                    ARTICLE 9

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

          Section 9.01. Acceleration; Allocation of Payments after Acceleration.

          (a) If any Default described in Section 8.05 or 8.06 occurs, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations of the Borrowers shall immediately become due and payable without presentment, demand, protest or notice of any kind (all of which each Borrower hereby expressly waives) or any other election or action on the part of the Administrative Agent, the Fronting Agent or any Lender. If any other Default occurs, the Required Lenders may (i) terminate or suspend the obligations of the


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
Lenders to make Loans hereunder or (ii) declare the Obligations of the Borrowers to be due and payable, or both, in each case upon written notice to the Borrowers, whereupon such obligations shall terminate or be suspended, as the case may be, and/or the Obligations shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which each Borrower hereby expressly waives.

          (b) Notwithstanding any other provisions of this Credit Agreement, after acceleration of the Obligations, all amounts collected or received by the Administrative Agent, the Fronting Agent or any Lender on account of amounts outstanding under any of the Loan Documents shall be paid over or delivered as follows:

               FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent, the Fronting Agent or any of the Lenders in connection with enforcing the rights of the Lenders under the Loan Documents;

               SECOND, to payment of any fees owed to the Administrative Agent, the Fronting Agent or any Lender;

               THIRD, to the payment of all accrued interest payable to the Lenders hereunder;

               FOURTH, to the payment of the outstanding principal amount of the Advances, pro rata, as set forth below;

               FIFTH, to all other obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "FOURTH" above; and

               SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

          In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Advances held by such Lender bears to the aggregate then outstanding Advances) of amounts available to be applied pursuant to clauses "FIRST", "THIRD," "FOURTH" and "FIFTH" above.

          SECTION 9.02. JUDGMENT CURRENCY.

               (i) The Borrowers' obligations under the Credit Documents to make payments in an applicable Agreed Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Fronting Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Fronting Agent or such Lender under the Credit Documents. If, for the purpose of obtaining or enforcing judgment against any Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at the Dollar Amount, determined as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

               (ii) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, such amount payable by the applicable Borrower shall be reduced or increased, as applicable, such that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date. Each Borrower agrees to pay any additional amounts payable by it under this subsection (ii) as a separate obligation notwithstanding any such judgment or judicial award.

          SECTION 9.03. AMENDMENTS.

          Subject to the provisions of this Article 9, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall without the consent of each Lender directly or indirectly affected thereby:

               (i) Extend the maturity of any Loan or reduce the principal amount thereof, or reduce the rate or extend the time of payment of any interest thereon;

               (ii) Reduce the rate or extend the time of payment of any fees due hereunder or amounts due under Section 3.01, 3.02, 3.03 or 3.05;

               (iii) Increase the percentage specified in clause (i) in the definition of Required Lenders or reduce the percentage specified in clause (ii) in the definition of Required Lenders;

               (iv) Extend the Termination Date or increase the amount of the Commitment of any Lender hereunder, or permit any Borrower to assign its rights under this Credit Agreement;

               (v) Amend, modify or waive Section 9.01, this Section 9.03, or
          Article 12; or

               (vi) Release Whirlpool from its Guaranteed Obligations.


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
          No amendment of any provision of this Credit Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. No amendment of any provision of this Credit Agreement relating to the Fronting Agent shall be effective without the written consent of the Fronting Agent. No amendment to Section 2.05 or any other provision hereof relating to the Fronting Lenders shall be effective without the written consent of the Fronting Lenders holding at least a majority of the Fronting Commitments. The Administrative Agent may waive payment of the fee required under Section 13.03(b) without obtaining the consent of any of the Lenders.

          SECTION 9.04. PRESERVATION OF RIGHTS.

          No delay or omission of the Lenders, the Fronting Agent or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of any Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders or the Required Lenders, as applicable, pursuant to Section 9.03, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the Fronting Agent and the Lenders until the Obligations have been paid in full.


                                   ARTICLE 10

                               GENERAL PROVISIONS

          SECTION 10.01. SURVIVAL OF REPRESENTATIONS.

          All representations and warranties of the Borrowers contained in this Credit Agreement shall survive the making of the Loans herein contemplated.

          SECTION 10.02. GOVERNMENTAL REGULATION.

          Anything contained in this Credit Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to any Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

          SECTION 10.03. HEADINGS.

          Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.


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
          SECTION 10.04. ENTIRE AGREEMENT.

          The Loan Documents embody the entire agreement and understanding among the Borrowers, the Administrative Agent, the Fronting Agent and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Administrative Agent, the Fronting Agent and the Lenders relating to the subject matter thereof except as contemplated in Section 2.06(c).

         SECTION 10.05.    SEVERAL OBLIGATIONS.

          The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent or the Fronting Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. No Lender shall have any liability for the failure of any other Lender to perform its obligations hereunder. This Credit Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Credit Agreement and their respective successors and assigns.

          SECTION 10.06. EXPENSES; INDEMNIFICATION.

          Whirlpool shall reimburse the Administrative Agent and the Fronting Agent for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees) paid or incurred by the Administrative Agent and the Fronting Agent in connection with the preparation, negotiation review, execution, delivery, amendment, modification and administration of the Loan Documents. Whirlpool also agrees to reimburse the Administrative Agent, the Fronting Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, the Fronting Agent and the Lenders, which attorneys may be employees of the Administrative Agent, the Fronting Agent or any Lender) paid or incurred by the Administrative Agent, the Fronting Agent or any Lender in connection with the collection and enforcement of the Loan Documents. Whirlpool further agrees to indemnify the Administrative Agent, the Fronting Agent and each Lender and each of their respective directors, officers, affiliates, agents and employees (each an "Indemnified Person") against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent, the Fronting Agent a Lender or any other Indemnified Person is a party thereto) which any of them may pay or incur arising out of or relating to the Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder; provided, however, that Whirlpool shall not be liable to any Indemnified Person for any such loss, claim, damage, penalty, judgment, liability or expense resulting from such Indemnified Person's gross negligence or willful misconduct. Notwithstanding anything in this Credit Agreement to the contrary, Whirlpool shall indemnify the Lenders for all losses, taxes (including withholding taxes), liabilities and expenses incurred or arising out of making Advances in Agreed Currencies other than Dollars. The obligations of Whirlpool under this Section 10.06 shall survive the termination of this Credit Agreement.


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          SECTION 10.07. SEVERABILITY OF PROVISIONS.

          Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

          SECTION 10.08. NONLIABILITY OF LENDERS.

          The relationship between the Borrowers and the Lenders and the Administrative Agent and the Fronting Agent shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to any Borrower. Neither the Administrative Agent, the Fronting Agent nor any Lender undertakes any responsibility to the Borrowers to review or inform any of the Borrowers of any matter in connection with any phase of the business or operations of any of the Borrowers.

          SECTION 10.09. CHOICE OF LAW.

          THE LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10.10. CONSENT TO JURISDICTION.

          (a) EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES TO THE EXTENT ALLOWED BY LAW ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE FRONTING AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST A BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A BORROWER AGAINST THE ADMINISTRATIVE AGENT, THE FRONTING AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, THE FRONTING AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK CITY, UNLESS SUCH BORROWER IS UNABLE TO OBTAIN SUCH JURISDICTION.


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          (b) Each Borrowing Subsidiary domiciled outside of the United States
(a "Foreign Borrower") hereby irrevocably appoints Whirlpool as its true and lawful attorney-in-fact (the "Service of Process Agent") in its name, place and stead to accept service of any and all writs, summons and other legal process and any such enforcement proceeding brought in the State of New York and agrees that service by the mailing, of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section V, such service to become effective 30 days after such mailing, of any enforcement proceeding may be made upon such Service of Process Agent and that it will take such action as necessary to continue such appointment in full force and effect or to appoint another such Service of Process Agent satisfactory to the Administrative Agent for service of process. Whirlpool hereby irrevocably accepts such appointment and agrees to serve in the capacity of Service of Process Agent.

          (c) With respect to each Foreign Borrower:

               (i) Without limiting the generality of subsections (a) and (b) of this Section 10.10, such Foreign Borrower agrees that any controversy or claim with respect to it arising out of or relating to this Credit Agreement or the other Loan Documents may, at the sole option of the Administrative Agent and the Lenders, be settled immediately by submitting the same to binding arbitration in the City of New York, New York (or such other place as the parties may agree) in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Upon the request and submission of any controversy or claim for arbitration hereunder, the Administrative Agent shall give such Foreign Borrower not less than 45 days written notice of the request for arbitration, the nature of the controversy or claim, and the time and place set for arbitration. Such Foreign Borrower agrees that such notice is reasonable to enable it sufficient time to prepare and present its case before the arbitration panel. Judgment on the award rendered by the arbitration panel may be entered in any court including, without limitation, any court of the State of New York or any federal court sitting in the State of New York. The expenses of arbitration shall be paid by such Foreign Borrower.

               (ii) The provisions of subsection (i) above are intended to comply with the requirements of the Convention on the Recognition and Enforcement of Foreign Arbitral Awards (the "Convention"). To the extent that any provisions of such subsection (i) are not consistent with or fail to conform to the requirements set out in the Convention, such subsection (i) shall be deemed amended to conform to the requirements of the Convention.

               (iii) Such Foreign Borrower hereby specifically consents and submits to the jurisdiction of the courts of the State of New York and courts of the United States located in the State of New York for purposes of entry of a judgment or arbitration award entered by the arbitration panel.


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
          SECTION 10.11. WAIVER OF JURY TRIAL; WAIVER OF CONSEQUENTIAL DAMAGES.

          AS AN INDUCEMENT TO ENTER INTO THIS CREDIT AGREEMENT, EACH BORROWER, THE ADMINISTRATIVE AGENT, THE FRONTING AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER. Each Borrower agrees not to assert any claim against the Administrative Agent, the Fronting Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, or any theory of liability for special, indirect, consequential or punitive damages arising out of or otherwise relating to any transactions contemplated therein.

          SECTION 10.12. BINDING EFFECT; TERMINATION.

               (i) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.01 have been satisfied or waived by the Lenders and it shall have been executed by the Original Borrowers and the Administrative Agent and the Fronting Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Fronting Agent and each Lender and their respective successors and assigns.

               (ii) This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, interest, fees and other Obligations have been paid in full and all Commitments have been terminated. Upon termination, the Borrowers shall have no further obligations (other than the indemnification provisions that survive) under the Loan Documents; provided that should any payment, in whole or in part, of the Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent, the Fronting Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Loan Documents shall automatically be reinstated and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent, the Fronting Agent or a Lender in connection therewith shall be deemed included as part of the Obligations.

          SECTION 10.13. CONFIDENTIALITY.

          Each of the Administrative Agent, the Fronting Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or


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
regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 10.13, to (i) any Purchaser of or Participant in, or any prospective Purchaser of or Participant in, any of its rights or obligations under this Credit Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to Obligations; (g) with the consent of Whirlpool; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 10.13 or (ii) becomes available to the Administrative Agent, the Fronting Agent or any Lender on a nonconfidential basis from a source other than Whirlpool and its Subsidiaries; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received from the Borrowers relating to Whirlpool and its Subsidiaries or their business, other than any such information that is available to the Administrative Agent, the Fronting Agent or any Lender on a nonconfidential basis prior to disclosure by Whirlpool and its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section 10.13 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.


                                   ARTICLE 11

                                   THE AGENTS

          SECTION 11.01. APPOINTMENT.

          Citibank, N.A. is hereby appointed Administrative Agent hereunder and under each other Loan Document, and each of the Lenders authorizes the Administrative Agent to act as the agent of such Lender, and Citibank, N.A. is hereby appointed Fronting Agent hereunder and under each other Loan Document, and each of the Lenders authorizes the Fronting Agent to act as the fronting agent of such Lender. Each of the Administrative Agent and the Fronting Agent agrees to act as such upon the express conditions contained in this Article 11. Neither the Administrative Agent nor the Fronting Agent shall have any fiduciary relationship in respect of any Lender by reason of this Credit Agreement.

          SECTION 11.02. POWERS.

          Each of the Administrative Agent and the Fronting Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent or the Fronting Agent, as applicable, by the terms of each thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent nor the Fronting Agent shall have any implied duties to the Lenders or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent or the Fronting Agent, as applicable.


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          SECTION 11.03. GENERAL IMMUNITY.

          Neither the Administrative Agent, the Fronting Agent, the Syndication Agent, any Documentation Agent nor any of their respective directors, officers, agents or employees shall be liable to any of the Borrowers, the Lenders or any Lender for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents except for its or their own gross negligence or willful misconduct.

          SECTION 11.04. NO RESPONSIBILITY FOR LOANS, RECITALS, ETC.

          Neither the Administrative Agent, the Fronting Agent, the Syndication Agent, any Documentation Agent nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made by any other Person in connection with any Loan Document or any extension of credit hereunder; (ii) the performance or observance of any of the covenants or agreements of any other Person under any Loan Document; (iii) the satisfaction of any condition specified in Article 5, except receipt of items required to be delivered to the Administrative Agent or the Fronting Agent, as applicable; or
(iv) the due execution, legality, validity, enforceability (other than its own execution and delivery), genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Credit Agreement or any other instrument or document furnished pursuant hereto. Neither the Administrative Agent, the Fronting Agent, the Syndication Agent nor any Documentation Agent shall have any duty to disclose to the Lenders information that is not required to be furnished by a Borrower to the Administrative Agent or the Fronting Agent at such time, but is voluntarily furnished by any Borrower to the Administrative Agent, the Fronting Agent, the Syndication Agent or any Documentation Agent (either in its capacity as Administrative Agent, the Fronting Agent, Syndication Agent or Documentation Agent, as the case may be, or in its individual capacity). Neither the Syndication Agent, any Documentation Agent, the Co-Lead Arrangers nor the Joint Book Managers shall have any duties or obligations in that capacity under the Loan Documents.

          SECTION 11.05. ACTION ON INSTRUCTIONS OF LENDERS.

          The Administrative Agent and the Fronting Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders or all the Lenders, as applicable, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. Each of the Administrative Agent and the Fronting Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action, provided that such indemnity shall not include liability, costs and expenses arising from the gross negligence or willful misconduct of the Administrative Agent or the Fronting Agent, as applicable.


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          SECTION 11.06. EMPLOYMENT OF AGENTS AND COUNSEL.

          Each of the Administrative Agent and the Fronting Agent may execute any of its duties as Administrative Agent or as the Fronting Agent, as applicable, hereunder and under any other Loan Document by or through agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each of the Administrative Agent and the Fronting Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

          SECTION 11.07. RELIANCE ON DOCUMENTS; COUNSEL.

          Each of the Administrative Agent and the Fronting Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document reasonably and in good faith believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent or the Fronting Agent, which counsel may be employees of the Administrative Agent or the Fronting Agent.

          SECTION 11.08. REIMBURSEMENT AND INDEMNIFICATION.

          The Lenders agree to reimburse and indemnify the Administrative Agent and the Fronting Agent ratably in proportion to their respective Commitments for
(i) any amounts not reimbursed by the Borrowers for which the Administrative Agent (acting as such) or the Fronting Agent (acting as such) is entitled to reimbursement by the Borrowers under the Loan Documents, (ii) for any other expenses not reimbursed by the Borrowers incurred by the Administrative Agent or the Fronting Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and
(iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever and not reimbursed by the Borrowers which may be imposed on, incurred by or asserted against the Administrative Agent (acting as such) or the Fronting Agent (acting as such) in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent or the Fronting Agent, as applicable.

          SECTION 11.09. RIGHTS AS A LENDER.

          With respect to its respective Commitment, Loans made by it, and any Notes issued to it, the Administrative Agent, the Fronting Agent, the Syndication Agent and each Documentation Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, the Fronting Agent, the Syndication Agent or a Documentation Agent, as the case may be, and


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the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent, the Fronting Agent, the Syndication Agent and each Documentation Agent in its individual capacity as a Lender. The Administrative Agent, the Fronting Agent, the Syndication Agent, each Documentation Agent and each Lender may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Credit Agreement or any other Loan Document, with any Borrower or any Subsidiary of a Borrower.

          SECTION 11.10. LENDER CREDIT DECISION.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Fronting Agent, the Syndication Agent, any Documentation Agent or any other Lender and based on the financial statements prepared by Whirlpool and the other Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement and the other Loan Documents. Each Lender also acknowledges that it will independently and without reliance upon the Administrative Agent, the Fronting Agent, the Syndication Agent, any Documentation Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Loan Documents.

          SECTION 11.11. SUCCESSOR ADMINISTRATIVE AGENT/FRONTING AGENT.

          Each of the Administrative Agent or the Fronting Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers, such resignation to be effective upon the appointment of a successor Administrative Agent or Fronting Agent, as applicable. Upon any such resignation, the Required Lenders shall have the right to appoint (with, so long as no Default shall have occurred and be continuing, the consent of Whirlpool, which consent shall not be unreasonably withheld), on behalf of the Borrowers and the Lenders, a successor Administrative Agent or Fronting Agent, as applicable. If no successor Administrative Agent or Fronting Agent, as applicable, shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the resigning Administrative Agent's or Fronting Agent's, as applicable, giving notice of its resignation, then such resignation shall nevertheless become effective and thereafter the Lenders shall perform all duties of the Administrative Agent or the Fronting Agent, as applicable, until such time as the Required Lenders appoint a successor in accordance with the terms above. No successor Administrative Agent or Fronting Agent shall be deemed to be appointed hereunder until such successor has accepted the appointment. Any successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any


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
appointment as Administrative Agent or as Fronting Agent, as applicable, hereunder by a successor Administrative Agent or Fronting Agent, as applicable, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent or resigning Fronting Agent, as applicable. Upon the effectiveness of the resignation of an Administrative Agent or a Fronting Agent, the resigning Person shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After the effectiveness of the resignation of any Administrative Agent or Fronting Agent, the provisions of this Article 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or Fronting Agent hereunder and under the other Loan Documents.

                                   ARTICLE 12

                            SETOFF; RATABLE PAYMENTS

          SECTION 12.01. SETOFF.

          In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Borrower becomes insolvent, however evidenced, or any Default (or Unmatured Default pursuant to Section 8.02, 8.05 or 8.06) occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other indebtedness at any time held or owing by any Lender to or for the credit or account of any Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part thereof, shall then be due, matured or unmatured, contingent or non-contingent.

          SECTION 12.02. RATABLE PAYMENTS.

          If, after the occurrence of a Default, any Lender, whether by setoff or otherwise, has payment made to it upon its share of any Advance (other than a Competitive Bid Advance) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans comprising such Advance held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans comprising such Advance. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon if paid within two Business Days of the date when such amount is due at a per annum rate equal to the Federal Funds Effective Rate and thereafter at a per annum rate equal to the Alternate Base Rate until the date such amount is paid to the Administrative Agent or such other Lender. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 12.02 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this
Section 12.02 to share in the benefits of any recovery on such secured claim.


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                                   ARTICLE 13

               BENEFIT OF AGREEMENT; PARTICIPATIONS; ASSIGNMENTS;
                         REPRESENTATION OF THE LENDERS

          SECTION 13.01. SUCCESSORS AND ASSIGNS.

          The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Fronting Agent and the Administrative Agent and their respective successors and assigns, except that (i) no Borrower shall have the right to assign its rights or obligations under the Loan Documents, and (ii) any assignment by any Lender must be made in compliance with Section 13.03. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of any Borrower, the Syndication Agent, the Documentation Agents, the Fronting Agent or the Administrative Agent, assign all or any portion of its rights under this Credit Agreement and its Notes, if any, to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder. The Administrative Agent and the Fronting Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.03 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent and the Fronting Agent. Any assignee or transferee of a Lender's rights or obligations hereunder agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          SECTION 13.02. PARTICIPATIONS.

          (a) Permitted Participations; Effect. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in all or a portion of its rights, obligations or rights and obligations under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable by the Borrowers under this Credit Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Administrative Agent and the Fronting Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.


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
          (b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, releases any guarantor of any such Loan or releases any substantial portion of collateral, if any, securing any such Loan.

          (c) Benefit of Setoff. The Borrowers agree that each Participant shall be deemed to have the right of setoff provided in Section 12.01 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 12.01 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 12.01, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 12.02 as if each Participant were a Lender.

          SECTION 13.03. ASSIGNMENTS.

          (a) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") any part of its rights and obligations under the Loan Documents; provided that, no assignment may be made without the prior written consent of Whirlpool and the Administrative Agent in their sole discretion, unless (i) such Lender retains at all times a Commitment which, is not less than $15,000,000 (unless such Lender is assigning all of its Commitment), (ii) each such assignment to any Purchaser of any portion of such Lender's Commitment shall be in an amount which is not less than $15,000,000 (or, if less, the remaining amount of its Commitment) and in integral multiples of $1,000,000 in excess thereof and (iii) such Lender has provided Whirlpool with three Business Days prior notice of such assignment, including such information regarding the Purchaser as Whirlpool may reasonably request, and Whirlpool has confirmed, on behalf of the Dutch Borrowers, that the Purchaser has the status of a Professional Market Party. For purposes of clause (iii) above, if Whirlpool does not raise any objection within the three Business Day period, it shall be deemed to have confirmed that the Purchaser is a Professional Market Party. Each such assignment shall be substantially in the form of Exhibit "F" hereto or in such other form as may be agreed to by the parties thereto. The consent of Whirlpool and the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an affiliate thereof; provided, however, that if a Default has occurred and is continuing, the consent of Whirlpool shall not be required. No consents required by this Section 13.03(a) shall be unreasonably withheld.

          (b) Effect; Effective Date. Upon (i) delivery to the Administrative Agent of a notice of assignment substantially in the form attached as Annex "I" to Exhibit "F" hereto (a "Notice of Assignment"), together with any consent required by Section 13.03(a), (ii) payment of a $3,500 processing fee to the Administrative Agent for processing such assignment and (iii) recordation of such assignment in the Register as required by Section 13.03(c), such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment, Loans and Participation Interests under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Credit Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrowers, the Lenders or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment, Loans and Participation Interests assigned to such Purchaser.

          (c) Register. The Borrowers hereby designate the Administrative Agent to serve as the Borrowers' agent, solely for the purpose of this paragraph, to maintain a register (the "Register") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender, and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of Notice of Assignment delivered to the Administrative Agent pursuant to Section 13.03(b). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan is registered as the owner thereof for all purposes of this Credit Agreement, notwithstanding notice or any provisions herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Notice of Assignment duly executed by the assignor thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section. The Register shall be available for inspection by the Borrowers and any Lender at any reasonable time and from time to time upon reasonable prior notice.

          SECTION 13.04. DISSEMINATION OF INFORMATION.

          Each Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrowers and their Subsidiaries.

          SECTION 13.05. TAX TREATMENT.

          If any interest in any Loan Document is transferred to any Transferee, the transferor Lender shall cause such Transferee, as a condition to such transfer, to comply with the provisions of Section 2.07(l).

          SECTION 13.06. SPC'S.

          Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") the option to fund all or any part of any Advance that such Granting Lender would otherwise be obligated to fund pursuant to this Credit Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Advance, (ii) if an SPC elects not to exercise such option or otherwise fails to fund all or any part of such Advance, the Granting Lender shall be obligated to fund such Advance pursuant to the terms hereof, (iii) no SPC shall have any voting rights pursuant to Section 9.03 (all such voting rights shall be retained by the Granting Lenders), (iv) with respect to notices, payments and other matters hereunder, the Credit Parties, the Administrative Agent, the Fronting Agent and the Lenders shall not be obligated to deal with an SPC, but may limit their communications and other dealings relevant to such SPC to the applicable Granting Lender and (v) the Granting Lender has provided Whirlpool with three Business Days prior notice of such assignment, including such information regarding the SPC as Whirlpool may reasonably request, and Whirlpool has confirmed, on behalf of the Dutch Borrowers, that the SPC has the status of a Professional Market Party. For purposes of clause (v) above, if Whirlpool does not raise any objection within the three Business Day period, it shall be deemed to have confirmed that the SPC is a Professional Market Party. The funding of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent that, and as if, such Advance were funded by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or payment under this Credit Agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreements shall survive termination of this Credit Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained in this Credit Agreement, any SPC may disclose on a confidential basis any non-public information relating to its funding of Advances to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancements to such SPC. This Section may not be amended without the prior written consent of each Granting Lender, all or any part of whose Advance is being funded by an SPC at the time of such amendment.

          SECTION 13.07 REPRESENTATION OF THE LENDERS.

          Each Lender represents and warrants to each of the Dutch Borrowers that such Lender is a Professional Market Party.

                                   ARTICLE 14

                                     NOTICES

          SECTION 14.01. GIVING NOTICE.

          (a) Except as otherwise permitted by Section 2.07(g) or as provided in subsection (b) below, all notices and other communications provided to any party hereto under this Credit Agreement or any other Loan Document shall be in writing or by telecopy (and promptly confirmed) and addressed or delivered to such party at its address set forth on Schedule V hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, or sent overnight delivery via a reputable carrier, shall be deemed given when received; any notice, if transmitted by telecopy, shall be deemed given when transmitted.

          (b) So long as Citibank or any of its Affiliates is the Administrative Agent, materials required to be delivered pursuant to Section 7.01(i), (ii),
(iii), (iv) and (v) shall be delivered to the Administrative Agent in an electronic or other acceptable medium in a format acceptable to the Administrative Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com or if by another medium to the address of the Administrative Agent. In the event such materials are transmitted to such e-mail address such transmission shall satisfy the Borrowers' obligation to deliver such materials. The Borrowers agree that the Administrative Agent may make such materials, as well as any other written information, documents, instruments and other material relating to the Borrowers, any of their Subsidiaries or any other materials or matters relating to this Credit Agreement, the Notes or any of the transactions contemplated hereby (collectively, the "Communications") available to the Lenders by posting such notices on Intralinks or a substantially similar electronic system (the "Platform"). The Borrowers acknowledge that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided "as is" and "as available" and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.

          (c) Each Lender agrees that notice to it (as provided in the next sentence) (a "Notice") specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Credit Agreement; provided that if requested by any Lender the Administrative Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (i) to notify the Administrative Agent in writing of such Lender's e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Administrative Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

          SECTION 14.02. CHANGE OF ADDRESS.

          Subject to Section 10.10(b), each Borrower, the Administrative Agent, the Fronting Agent and each Lender may change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                   ARTICLE 15

                                  COUNTERPARTS

          This Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Credit Agreement by signing any such counterpart. This Credit Agreement shall be effective when it has been executed by the Borrowers, the Administrative Agent, the Fronting Agent and the Lenders and the Administrative Agent has either received such executed counterparts or has been notified, by telecopy, that such party has executed its counterparts. Delivery of an executed counterpart by facsimile shall be effective as an original executed counterpart and shall be deemed a representation that an original executed counterpart will be delivered.

                                   ARTICLE 16

                               PATRIOT ACT NOTICE

          Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies each borrower, guarantor or grantor (the "Loan Parties"), which information includes the name and address of each Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act.

          IN WITNESS WHEREOF, the Borrowers, the Administrative Agent and the Lenders have caused this Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                     WHIRLPOOL CORPORATION


                      By:  /s/ Margaret M. McLeod
                          ------------------------------------------------------
                          Margaret M. McLeod

                      Title: Assistant Treasurer
                             2000, M-63
                             Benton Harbor, Michigan 49022
                             Attn: Vice President and Treasurer
                             Telecopy No.: 269-923-5515

                      WHIRLPOOL EUROPE B.V.


                      By:  /s/ Margaret M. McLeod
                          ------------------------------------------------------
                          Margaret M. McLeod

                      Title: Attorney-in-Fact
                             c/o Whirlpool Corporation
                             2000, M-63
                             Benton Harbor, Michigan 49022
                             Attn: Treasurer
                             Telecopy No.: 269-923-5515

                      WHIRLPOOL FINANCE B.V.


                      By: /s/ Margaret M. McLeod
                          ------------------------------------------------------
                             Margaret M. McLeod

                      Title: Attorney-in-Fact
                             c/o Whirlpool Corporation
                             2000, M-63
                             Benton Harbor, Michigan 49022
                             Attn: Treasurer
                             Telecopy No.: 269-923-5515

                      CITIBANK, N.A., as Administrative Agent, Fronting Agent, Issuing Lender, Fronting Lender and a Lender



                      By:     /s/ Carolyn Kee
                             ---------------------------------------------------
                      Name:  Carolyn Kee
                      Title: Vice President

                      JPMORGAN CHASE BANK, N.A., as Syndication Agent, Fronting Lender and a Lender


                      By:    /s/ Robert T. Sacks
                             ---------------------------------------------------
                      Name:  Robert T. Sacks
                      Title: Managing Director

                     ABN AMRO BANK N.V., as Documentation Agent and a Lender


                      By:    /s/ Terrence Ward
                             ---------------------------------------------------
                      Name:  Terrence Ward
                      Title: Managing Director

                      By:    /s/ Ignacio Pineros
                             ---------------------------------------------------
                      Name:  Ignacio Pineros
                      Title: Vice President

                      BANK OF AMERICA, N.A., as Documentation Agent and a Lender


                      By:    /s/ William Sweeney
                             ---------------------------------------------------
                      Name:  William Sweeney
                      Title: Senior Vice President

                      THE ROYAL BANK OF SCOTLAND PLC, as Documentation Agent and a Lender

                      By:    /s/ Michaela V. Galluzzo
                             ---------------------------------------------------
                      Name:  Michaela V. Galluzzo
                      Title: Vice President

                      BARCLAYS BANK PLC


                      By:    /s/ Nicholas A. Bell
                             ---------------------------------------------------
                      Name:  Nicholas A. Bell
                      Title: Director

                      THE BANK OF TOKYO-MITSUBISHI , LTD.,
                       NEW YORK BRANCH


                      By:    /s/ Paresh R. Shah
                             ---------------------------------------------------
                      Name:  Paresh R. Shah
                      Title: Authorized

                      ING BANK N.V., DUBLIN BRANCH


                      By:    /s/ Alan Duffy
                             ---------------------------------------------------
                      Name:  Alan Duffy
                      Title: Director

                      By:    /s/ Aidan Neill
                             ---------------------------------------------------
                      Name:  Aidan Neill
                      Title: Vice President

                      SUMITOMO MITSUI BANKING CORPORATION


                      By:    /s/ Shigeru Tsuru
                             ---------------------------------------------------
                      Name:  Shigeru Tsuru
                      Title: Joint General Manager

                      FORTIS CAPITAL CORP.


                      By:    /s/ Douglas Riahi
                             ---------------------------------------------------
                      Name:  Douglas Riahi
                      Title: Managing Director


                      By:    /s/ John W. Deegan
                             ---------------------------------------------------
                      Name:  John W. Deegan
                      Title: Senior Vice President

                      BANK OF MONTREAL


                      By:    /s/ Joseph W. Linder
                             ---------------------------------------------------
                      Name:  Joseph W. Linder
                      Title: Vice President

                      BANK OF MONTREAL IRELAND PLC


                      By:    /s/ Anthony Ebdon
                             ---------------------------------------------------
                      Name:  Anthony Ebdon
                      Title: General Manager

                      CREDIT INDUSTRIEL ET COMMERCIAL


                      By:    /s/ W. Fassbender
                             ---------------------------------------------------
                      Name:  W. Fassbender
                      Title: SVP


                      By:    /s/ Alain Poulet
                             ---------------------------------------------------
                      Name:  Alain Poulet
                      Title: SVP

                      THE NORTHERN TRUST COMPANY


                      By:    /s/ Thomas E. Bernhardt
                             ---------------------------------------------------
                      Name:  Thomas E. Bernhardt
                      Title: Vice President

                      STANDARD CHARTERED BANK


                      By:    /s/ Raghu Menon
                             ---------------------------------------------------
                      Name:  Raghu Menon
                      Title: Head - Corporate Client Relationships

                      By:    /s/ Robert Reddington
                             ---------------------------------------------------
                      Name:  Robert Reddington
                      Title: Assistant Vice President

                      UNICREDITO ITALIANO S.P.A., NEW YORK BRANCH


                      By:    /s/ Saiyed A. Abbas
                             ---------------------------------------------------
                      Name:  Saiyed A. Abbas
                      Title: Vice President

                      By:    /s/ Luciano Cenedese
                             ---------------------------------------------------
                      Name:  Luciano Cenedese
                      Title: First Vice President

                      BANK AUSTRIA CREDITANSTALT AG


                      By:    /s/ Christoph Dietrich
                             ---------------------------------------------------
                      Name:  Christoph Dietrich
                      Title: Director


                      By:    /s/ Maria Sturz
                             ---------------------------------------------------
                      Name:  Maria Sturz
                      Title: Manager

                      BANCA INTESA S.P.A.


                      By:    /s/ Frank Maffei
                             ---------------------------------------------------
                      Name:  Frank Maffei
                      Title: Vice President

                      By:    /s/ Anthony F. Giobbi
                             ---------------------------------------------------
                      Name:  Anthony F. Giobbi
                      Title: First Vice President

                      BANCA NAZIONALE DEL LAVORO S.p.A.,
                      NEW YORK BRANCH


                      By:    /s/ Donna La Spina
                             ---------------------------------------------------
                      Name:  Donna La Spina
                      Title: Relationship Manager

                      By:    /s/ Luigi Concordia
                             ---------------------------------------------------
                      Name:  Luigi Concordia
                      Title: Senior Manager

                      NORDEA BANK FINLAND PLC


                      By:    /s/ Gerald E. Chelius
                             ---------------------------------------------------
                      Name:  Gerald E. Chelius
                      Title: SVP Credit

                      By:    /s/ Henrik M. Steffensen
                             ---------------------------------------------------
                      Name:  Henrik M. Steffensen
                      Title: First Vice President

                      UBS LOAN FINANCE LLC


                      By:    /s/ Joselin Fernandos
                             ---------------------------------------------------
                      Name:  Joselin Fernandos
                      Title: Associate Director - Banking Products Services, US


                      By:    /s/ Doris Mesa
                             ---------------------------------------------------
                      Name:  Doris Mesa
                      Title: Associate Director - Banking Products Services, US

                      U.S. BANK NATIONAL ASSOCIATION


                      By:    /s/ David Hirsch
                             ---------------------------------------------------
                      Name:  David Hirsch
                      Title: Vice President

                      WESTPAC INSTITUTIONAL BANK


                      By:    /s/ Isaac Rankin
                             ---------------------------------------------------
                      Name:  Isaac Rankin
                      Title: Head of Relationship Management